EXHIBIT 4.13

              THIS AGREEMENT HAS BEEN PREPARED BASED UPON THE
            ASSUMPTION THAT BOTH SERIES G AND SERIES C EQUIPMENT
         NOTES WILL BE ISSUED. IF SERIES C EQUIPMENT NOTES ARE NOT
            ISSUED ON A PARTICULAR CLOSING DATE, THIS AGREEMENT
         SHALL BE MODIFIED TO PROVIDE FOR THE POSSIBLE ISSUANCE OF
           SERIES C EQUIPMENT NOTES AT A LATER DATE OR TO REMOVE
             REFERENCES TO SERIES C EQUIPMENT NOTES AND TO MAKE
                           OTHER RELATED CHANGES.

                     FORM OF LEASED AIRCRAFT INDENTURE


                   TRUST INDENTURE AND SECURITY AGREEMENT
                    (US Airways, Inc. Trust No. N___U_)

                              Dated as of [-]

                                  Between

                 FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                      not in its individual capacity,
                     except as expressly stated herein,
                        but solely as Owner Trustee,

                               Owner Trustee

                                    and

            STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                            NATIONAL ASSOCIATION

                             Indenture Trustee





                          EQUIPMENT NOTES COVERING
                      ONE AIRBUS A[319][320] AIRCRAFT
                   BEARING U.S. REGISTRATION MARK N___U_
                         LEASED BY US AIRWAYS, INC.




                             TABLE OF CONTENTS
                                                                               Page

ARTICLE I DEFINITIONS.............................................................8
        SECTION 1.01. Definitions.................................................8

ARTICLE II THE EQUIPMENT NOTES....................................................8
        SECTION 2.01. Form of Equipment Notes.....................................8
        SECTION 2.02. Issuance and Terms of Equipment Notes. ....................14
        SECTION 2.03. Payments from Trust Indenture Estate Only..................17
        SECTION 2.04. Method of Payment..........................................19
        SECTION 2.05. Application of Payments....................................22
        SECTION 2.06. Termination of Interest in Trust Indenture Estate..........22
        SECTION 2.07. Registration, Transfer and Exchange of Equipment
                          Notes..................................................23
        SECTION 2.08. Mutilated, Destroyed, Lost or Stolen Equipment
                          Notes..................................................24
        SECTION 2.09. Payment of Expenses on Transfer; Cancellation..............25
        SECTION 2.10. Mandatory Redemptions of Equipment Notes...................25
        SECTION 2.11. Voluntary Redemptions of Equipment Notes...................26
        SECTION 2.12. Redemptions; Notice of Redemption..........................26
        SECTION 2.13. Assumption of Equipment Notes by Lessee....................27
        SECTION 2.14. Option to Purchase Equipment Notes.........................28
        SECTION 2.15. Subordination..............................................29

ARTICLE III RECEIPT, DISTRIBUTION AND APPLICATION OF
INCOME FROM THE TRUST INDENTURE ESTATE...........................................30
        SECTION 3.01. Basic Rent Distribution....................................30
        SECTION 3.02. Event of Loss; Replacement; Voluntary
                          Termination; Refinancing...............................31
        SECTION 3.03. Payments After Event of Default............................32
        SECTION 3.04. Certain Payments...........................................34
        SECTION 3.05. Other Payments.............................................35
        SECTION 3.06. Payments to Owner Trustee..................................36

ARTICLE IV COVENANTS OF OWNER TRUSTEE; EVENTS OF
DEFAULT; REMEDIES OF INDENTURE TRUSTEE...........................................36
        SECTION 4.01. Covenants of Owner Trustee.................................36
        SECTION 4.02. Event of Default...........................................37
        SECTION 4.03. Certain Rights.............................................40
        SECTION 4.04. Remedies...................................................42
        SECTION 4.05. Return of Aircraft, Etc....................................45
        SECTION 4.06. Remedies Cumulative........................................47
        SECTION 4.07. Discontinuance of Proceedings..............................47
        SECTION 4.08. Waiver of Past Defaults....................................48
        SECTION 4.09. Appointment of Receiver....................................48
        SECTION 4.10. Indenture Trustee Authorized to Execute Bills
                          of Sale, Etc...........................................48
        SECTION 4.11. Rights of Note Holders to Receive Payment..................49

ARTICLE V DUTIES OF THE INDENTURE TRUSTEE........................................49
        SECTION 5.01. Notice of Event of Default.................................49
        SECTION 5.02. Action upon Instructions; Certain Rights and
                          Limitations............................................50
        SECTION 5.03. Indemnification............................................53
        SECTION 5.04. No Duties Except as Specified in Trust Indenture
                          or Instructions........................................54
        SECTION 5.05. No Action Except Under Lease, Trust Indenture
                          or Instructions........................................54
        SECTION 5.06. Replacement Airframes and Replacement Engines..............55
        SECTION 5.07. Indenture Supplements for Replacements.....................55
        SECTION 5.08. Effect of Replacement......................................55
        SECTION 5.09. Investment of Amounts Held by Indenture Trustee............56

ARTICLE VI THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE...........................56
        SECTION 6.01. Acceptance of Trusts and Duties. ..........................56
        SECTION 6.02. Absence of Duties. ........................................57
        SECTION 6.03. No Representations or Warranties as to Aircraft
                          or Documents. .........................................58
        SECTION 6.04. No Segregation of Monies; No Interest......................58
        SECTION 6.05. Reliance; Agreements; Advice of Counsel. ..................59
        SECTION 6.06. Capacity in Which Acting. .................................60
        SECTION 6.07. Compensation. .............................................60
        SECTION 6.08. Instructions from Note Holders. ...........................60

ARTICLE VII INDEMNIFICATION OF INDENTURE TRUSTEE BY OWNER
TRUSTEE..........................................................................61
        SECTION 7.01. Scope of Indemnification. .................................61

ARTICLE VIII SUCCESSOR AND SEPARATE TRUSTEES.....................................62
        SECTION 8.01. Notice of Successor Owner Trustee..........................62
        SECTION 8.02. Resignation of Indenture Trustee; Appointment
                          of Successor. .........................................62
        SECTION 8.03. Appointment of Additional and Separate Trustees. ..........64

ARTICLE IX SUPPLEMENTS AND AMENDMENTS TO THIS TRUST
INDENTURE AND OTHER DOCUMENTS ...................................................66
        SECTION 9.01. Instructions of Majority; Limitations......................66
        SECTION 9.02. Trustees Protected. .......................................68
        SECTION 9.03. Documents Mailed to Note Holders...........................69
        SECTION 9.04. No Request Necessary for Lease Supplement
                          or Trust Agreement and Indenture Supplement. ..........69

ARTICLE X MISCELLANEOUS..........................................................69
        SECTION 10.01.    Termination of Trust Indenture. .......................69
        SECTION 10.02.    No Legal Title to Trust Indenture Estate in
                          Note Holders. .........................................70
        SECTION 10.03.    Sale of Aircraft by Indenture Trustee Is Binding.......70
        SECTION 10.04.    Trust Indenture for Benefit of Owner Trustee,
                          Indenture .............................................70
        SECTION 10.05.    Notices. ..............................................71
        SECTION 10.06.    Severability. .........................................71
        SECTION 10.07.    No Oral Modification or Continuing Waivers. ...........72
        SECTION 10.08.    Successors and Assigns. ...............................72
        SECTION 10.09.    Headings. .............................................72
        SECTION 10.10.    Normal Commercial Relations. ..........................72
        SECTION 10.11.    Governing Law; Counterpart Form........................73
        SECTION 10.12.    Voting By Note Holders. ...............................73
        SECTION 10.13.    Bankruptcy. ...........................................73
        SECTION 10.14.    No Action Contrary to Lessee's Rights Under
                          the Lease. ............................................73




SCHEDULE I     SERIES G................................................SCHEDULE I-1
               SERIES C................................................SCHEDULE I-2

SCHEDULE II    PASS THROUGH TRUST AGREEMENT AND PASS
               THROUGH TRUST SUPPLEMENTS..............................SCHEDULE II-1




                   TRUST INDENTURE AND SECURITY AGREEMENT
                       (US Airways, Inc. Trust No.  N___U_)

               TRUST INDENTURE AND SECURITY AGREEMENT (US Airways, Inc. Trust No. N___U_), dated as of [-] (as amended, modified or supplemented from time to time, this "Trust Indenture"), between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as expressly stated herein, but solely as Owner Trustee under the Trust Agreement referred to below (together with its successors under the Trust Agreement, the "Owner Trustee"), and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee hereunder (together with its successors hereunder, the "Indenture Trustee").

                            W I T N E S S E T H

               WHEREAS, the Owner Participant and the Owner Trustee have entered into the Trust Agreement whereby, among other things, (i) the Owner Trustee has established a certain trust for the use and benefit of the Owner Participant subject, however, to the Trust Indenture Estate created pursuant hereto for the use and benefit of, and with the priority of payment to, the holders of Equipment Notes issued hereunder, and (ii) the Owner Trustee has been authorized and directed to execute and deliver this Trust Indenture;

               WHEREAS, the parties desire by this Trust Indenture, among other things, (i) to provide for the issuance by the Owner Trustee to the Pass Through Trustees (or their designee) of the Equipment Notes evidencing the participation of the Pass Through Trustees in the payment of Lessor's Cost for the Aircraft, as provided in the Participation Agreement and (ii) to provide for the assignment, mortgage and pledge by the Owner Trustee to the Indenture Trustee, as part of the Trust Indenture Estate hereunder, among other things, of all of the Owner Trustee's right, title and interest in and to the Aircraft and, except as hereinafter expressly provided, all of the Owner Trustee's right, title and interest in, to and under the Lease and all payments and other amounts received hereunder or thereunder in accordance with the terms hereof or thereof, as security for, among other things, the Owner Trustee's obligations to the Indenture Trustee, for the ratable benefit and security of the Note Holders, subject to Section 2.15 and Article III hereof;

               WHEREAS, all things have been done to make the Equipment Notes, when executed by the Owner Trustee and authenticated and delivered by the Indenture Trustee hereunder, the valid, binding and enforceable obligations of the Owner Trustee; and

               WHEREAS, all things necessary to make this Trust Indenture the valid, binding and legal obligation of the Owner Trustee for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened:

                              GRANTING CLAUSE

               NOW, THEREFORE, THIS TRUST INDENTURE AND SECURITY AGREEMENT WITNESSETH, that, to secure (i) the prompt payment of the Principal Amount of, interest on, Make-Whole Amount, if any, and all other amounts due with respect to, all Equipment Notes from time to time outstanding hereunder and
(ii) the performance and observance by the Owner Trustee of all the agreements, covenants and provisions herein and in the Participation Agreement and the Equipment Notes contained, for the benefit of the Note Holders, the Loan Participants and each of the Indenture Indemnitees and the prompt payment of all amounts from time to time owing hereunder, under the Participation Agreement and under the Lease to the Note Holders, the Loan Participants or any Indenture Indemnitee by the Owner Trustee or Lessee (the "Secured Obligations") and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Equipment Notes by the holders thereof, and for other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Owner Trustee has granted, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee, its successors in trust and assigns, for the security and benefit of the Note Holders, a first priority security interest in and mortgage lien on all right, title and interest of the Owner Trustee in, to and under the following described property, rights and privileges, other than Excluded Payments (which collectively, excluding Excluded Payments but including all property hereafter specifically subjected to the Lien of this Trust Indenture by the Trust Agreement and Indenture Supplement or any mortgage supplemental hereto, are included within the Trust Indenture Estate), to wit:

               (1) the Aircraft (including the Airframe and the Engines and all replacements thereof and substitutions therefor to which the Owner Trustee shall from time to time acquire title as provided herein and in the Lease), all as more particularly described in the Trust Agreement and Indenture Supplement executed and delivered with respect to the Aircraft or any such replacements or substitutions therefor, as provided in this Indenture;

               (2) the Lease and any Lease Supplement and all Rent thereunder (including, without limitation, all amounts of Basic Rent, EBO Amount, Supplemental Rent and payments of any kind thereunder (excluding any Excluded Payments)) and the right to receive Advances thereunder;

               (3) the Purchase Agreement (to the extent specified in the Purchase Agreement Assignment), the Purchase Agreement Assignment, the Consent and Agreement and the Bill of Sale;

               (4) all rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the Lien of this Indenture;

               (5) all insurance and requisition proceeds with respect to the Aircraft, including but not limited to the insurance required under
Section 11 of the Lease, but excluding insurance proceeds described in clauses (ii) and (iii) of the definition of Excluded Payments;

               (6) all monies and securities from time to time deposited or required to be deposited with the Indenture Trustee pursuant to any terms of this Indenture or the Lease or required hereby or by the Lease to be held by the Indenture Trustee hereunder (other than Excluded Payments); and

               (7)  all proceeds of the foregoing.

               BUT EXCLUDING from the foregoing and from the Trust Indenture Estate all Excluded Payments, and the right to enforce and collect the same, and SUBJECT TO all of the terms and conditions of this Trust Indenture and the rights of the Owner Trustee and the Owner
Participant hereunder.

               Concurrently with the delivery hereof, the Owner Trustee is delivering to the Indenture Trustee the original executed counterpart of the Lease and the Lease Supplement No. 1 (to each of which a chattel paper receipt is attached), and executed copies of the Participation Agreement, the French Pledge Agreement and the Purchase Agreement Assignment with the Consent and Agreement attached thereto.

               TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, and its successors and assigns, in trust for the benefit and security of the Note Holders, the Loan Participants and the Indenture Indemnitees except as provided in Section 2.15 and Article III hereof without any preference, distinction or priority of any one Equipment Note over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and in all cases and as to all property specified in paragraphs (1) through (7) inclusive above, subject to the terms and provisions set forth in this Trust Indenture.

               It is expressly agreed that anything herein contained to the contrary notwithstanding, the Owner Trustee shall remain liable under each of the Indenture Agreements to which it is a party to perform all of the obligations assumed by it thereunder, except to the extent prohibited or excluded from doing so pursuant to the terms and provisions thereof, and the Loan Participants, Indenture Indemnitees, Indenture Trustee and the Note Holders shall have no obligation or liability under the Indenture Agreements, by reason of or arising out of the assignment hereunder, nor shall the Loan Participants, Indenture Indemnitees, Indenture Trustee or the Note Holders be required or obligated in any manner to perform or fulfill any obligations of the Owner Trustee under or pursuant to any of the Indenture Agreements to which it is a party, or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

               Notwithstanding the above, the Indenture Trustee agrees, for the benefit of AVSA, S.A.R.L., that in exercising or assigning its rights under the Purchase Agreement Assignment, the terms and conditions of the Purchase Agreement Assignment shall apply to, and be binding upon, the Indenture Trustee.

               The Owner Trustee does hereby constitute the Indenture Trustee the true and lawful attorney of the Owner Trustee, irrevocably, granted for good and valuable consideration and coupled with an interest and with full power of substitution, and with full power (in the name of the Owner Trustee or otherwise) to ask for, require, demand, receive, compound and give acquittance for any and all monies and claims for monies (in each case including insurance and requisition proceeds but in all cases excluding Excluded Payments) due and to become due under or arising out of the Indenture Agreements, and all other property which now or hereafter constitutes part of the Trust Indenture Estate, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceedings which the Indenture Trustee may deem to be necessary or advisable in the premises. Without limiting the generality of the foregoing, but subject to the rights of the Owner Trustee and the Owner Participant hereunder, during the continuance of any Event of Default under this Trust Indenture, the Indenture Trustee shall have the right under such power of attorney to accept any offer in connection with the exercise of remedies as set forth herein of any purchaser to purchase the Airframe and Engines and upon such purchase to execute and deliver in the name of and on behalf of the Owner Trustee an appropriate bill of sale and other instruments of transfer relating to the Airframe and Engines, when purchased by such purchaser, and to perform all other necessary or appropriate acts with respect to any such purchase, and in its discretion to file any claim or take any other action or proceedings, either in its own name or in the name of the Owner Trustee or otherwise, which the Indenture Trustee may deem necessary or appropriate to protect and preserve the right, title and interest of the Indenture Trustee in and to such Rents and other sums and the security intended to be afforded hereby; provided, however, that no action of the Indenture Trustee pursuant to this paragraph shall increase the obligations or liabilities of the Owner Trustee to any Person beyond those obligations and liabilities specifically set forth in this Trust Indenture and in the other Operative Documents. Under the Lease, Lessee is directed, so long as this Trust Indenture shall not have been fully discharged, to make all payments of Rent (other than Excluded Payments) and all other amounts which are required to be paid to or deposited with the Owner Trustee pursuant to the Lease (other than Excluded Payments) directly to, or as directed by, the Indenture Trustee at such address or addresses as the Indenture Trustee shall specify, for application as provided in this Trust Indenture. The Owner Trustee agrees that promptly upon receipt thereof, it will transfer to the Indenture Trustee any and all monies from time to time received by it constituting part of the Trust Indenture Estate, for distribution by the Indenture Trustee pursuant to this Trust Indenture, except that the Owner Trustee shall accept for distribution pursuant to the Trust Agreement any amounts distributed to it by the Indenture Trustee under this Trust Indenture.

               The Owner Trustee agrees that at any time and from time to time, upon the written request of the Indenture Trustee, the Owner Trustee will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents as the Indenture Trustee may reasonably deem necessary or desirable to perfect, preserve or protect the mortgage, security interests and assignments created or intended to be created hereby or to obtain for the Indenture Trustee the full benefits of the assignment hereunder and of the rights and powers herein granted. The parties hereto acknowledge that neither the Owner Trustee nor the Owner Participant shall have any obligation as to any recording, filing, refiling or re-recording of any documents or instruments in regard to maintaining the perfection of the security interests created hereunder, in the Trust Indenture Estate or any security interest that may be claimed to have been created by the Lease or the ownership interest of the Owner Trustee in the Aircraft.

               The Owner Trustee does hereby warrant and represent that it has not assigned or pledged, and hereby covenants and agrees that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, and the Lien hereof shall not have been released pursuant to
Section 10.01 hereof, any of its right, title or interest hereby assigned, to anyone other than the Indenture Trustee, and that it will not, except as otherwise provided in this Trust Indenture and except with respect to Excluded Payments to which it is entitled, (i) accept any payment from Lessee under any Indenture Agreement, (ii) enter into any agreement amending or supplementing any Indenture Agreement, (iii) execute any waiver or modification of, or consent under, the terms of, or exercise any rights, powers or privileges under, any Indenture Agreement, (iv) settle or compromise any claim (other than those relating to an Excluded Payment) arising under any Indenture Agreement or (v) submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any Indenture Agreement to arbitration thereunder.

               The Owner Trustee does hereby further agree that it will not without the written consent of the Indenture Trustee:

               (a) collect or agree to the receipt or collection of any payment of Rent (other than Excluded Payments), including Basic Rent, EBO Amount, Termination Value or any other payment to be made pursuant to Section 9, 10, 19 or 20 of the Lease prior to the date for the payment thereof provided for by the Lease or assign, transfer or hypothecate (other than to the Indenture Trustee hereunder) any payment of Rent (other than Excluded Payments), including Basic Rent, EBO Amount, Termination Value or any other payment to be made pursuant to Section 9, 10, 19 or 20 of the Lease, then due or to accrue in the future under the Lease in respect of the Airframe and Engines; or

               (b) except as contemplated by the Trust Agreement in connection with the appointment of a successor owner trustee, sell, mortgage, transfer, assign or hypothecate (other than to the Indenture Trustee hereunder) its interest in the Airframe and Engines or any part thereof or in any amount to be received by it from the use or disposition of the Airframe and Engines, other than amounts distributed to it pursuant to Article III hereof.

               It is hereby further agreed that any and all property described or referred to in the granting clauses hereof which is hereafter acquired by the Owner Trustee shall ipso facto, and without any further conveyance, assignment or act on the part of the Owner Trustee or the Indenture Trustee, become and be subject to the Lien herein granted as fully and completely as though specifically described herein, but nothing contained in this paragraph shall be deemed to modify or change the obligations of the Owner Trustee contained in the foregoing paragraphs.

               The Owner Trustee does hereby ratify and confirm the Lease and does hereby agree that it will not violate any covenant or agreement made by it therein, herein or in any of the other Owner Trustee Documents.

               Notwithstanding the Granting Clause or any of the foregoing paragraphs, there is hereby excluded from the foregoing sale, transfer, assignment, grant, pledge and security interest all Excluded Payments.


               IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:


                                 ARTICLE I

                                DEFINITIONS

               SECTION 1.01.Definitions. For all purposes of this Indenture, capitalized terms used but not defined herein shall have the respective meanings set forth or incorporated by reference, and shall be construed and interpreted in the manner described, in Annex A.


                                 ARTICLE II

                            THE EQUIPMENT NOTES

               SECTION 2.01.Form of Equipment Notes.

               The Equipment Notes shall be substantially in the form set forth below:

        THIS EQUIPMENT NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS EQUIPMENT NOTE MAY NOT BE SOLD UNLESS EITHER REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE LAWS OR AN EXEMPTION FROM SUCH REGISTRATIONS IS AVAILABLE.

        FIRST SECURITY BANK, NATIONAL ASSOCIATION, AS OWNER
        TRUSTEE UNDER TRUST AGREEMENT (US AIRWAYS, INC.
        TRUST NO.  N___U_) DATED AS OF [-].

        SERIES [___] NON-RECOURSE EQUIPMENT NOTE DUE [___] ISSUED IN CONNECTION WITH THE AIRBUS A___-___ AIRCRAFT BEARING UNITED STATES REGISTRATION NUMBER [-].

No. [-]               Date:  [-]                   $[-]




        INTEREST RATE                              MATURITY DATE

           [---]                         [-----------,-----]

               FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee (herein in such capacity called the "Owner Trustee") under that certain Trust Agreement (US Airways, Inc. Trust No. N___U_), dated as of [-], between the Owner Participant named therein and the Owner Trustee (herein as such Trust Agreement may be supplemented or amended from time to time called the "Trust Agreement"), hereby promises to pay to ___________, or the registered assignee thereof, the principal sum of $_________ (the "Principal Amount"), together with interest on the amount of the Principal Amount remaining unpaid from time to time (calculated on the basis of a year of 360 days comprised of twelve 30-day months) from the date hereof until paid in full at a rate per annum equal to the Interest Rate indicated above. The Principal Amount of this Equipment Note shall be payable on the dates and in the installments as set forth in Schedule I hereto. Accrued but unpaid interest shall be due and payable in semi-annual installments commencing __________ 5, ____, and thereafter on February 5 and August 5 of each year, to and including _______, _____. Notwithstanding the foregoing, the final payment made on this Equipment Note shall be in an amount sufficient to discharge in full the unpaid Principal Amount and all accrued and unpaid interest on, and any other amounts due under, this Equipment Note. Notwithstanding anything to the contrary contained herein, if any date on which a payment under this Equipment Note becomes due and payable is not a Business Day then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment from and after such scheduled date.

               For purposes hereof, the term "Trust Indenture" means the Trust Indenture and Security Agreement (US Airways, Inc. Trust No. N___U_), dated as of [-], between the Owner Trustee and State Street Bank and Trust Company of Connecticut, National Association (the "Indenture Trustee"), as the same may be amended or supplemented from time to time. All other capitalized terms used in this Equipment Note and not defined herein shall have the respective meanings assigned in the Trust Indenture.

               This Equipment Note shall bear interest, payable on demand, at the Past Due Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any overdue Principal Amount, any overdue Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest and any other amounts payable hereunder which are overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).

               The holder hereof, by its acceptance of this Equipment Note agrees that as between it and the Owner Trustee, except as expressly provided in the Trust Indenture, the Participation Agreement or any other Operative Document, the obligation to make all payments of the Principal Amount of, interest on, Make-Whole Amount, if any, and all other amounts due hereunder and the performance by the Owner Trustee of every obligation or covenant contained in the Trust Indenture and in the Participation Agreement or any of the other Operative Documents shall be payable only from the income and proceeds from the Trust Estate to the extent included in the Trust Indenture Estate and only to the extent that the Owner Trustee shall have sufficient income or proceeds from the Trust Estate to the extent included in the Trust Indenture Estate to enable the Indenture Trustee to make such payments in accordance with the terms of Section 2.03 and Article III of the Trust Indenture and each holder hereof, by its acceptance of this Equipment Note, agrees that it will look solely to the income and proceeds from the Trust Indenture Estate to the extent available for distribution to the holder hereof as above provided and that none of the Owner Participant, the Owner Trustee, in its individual capacity, or the Indenture Trustee is personally liable or liable in any manner extending to any assets other than the Trust Indenture Estate to the holder hereof for any amounts payable or any liability under this Equipment Note or, except as expressly provided in the Trust Indenture or in the Participation Agreement, for any liability under the Trust Indenture or the Participation Agreement; provided, however, that nothing herein contained shall limit, restrict or impair the right of the Indenture Trustee, subject always to the terms and provisions of the Trust Indenture, to accelerate the maturity of this Equipment Note upon occurrence of an Event of Default under the Trust Indenture in accordance with Section 4.04(b) of the Trust Indenture, to bring suit and obtain a judgment against the Owner Trustee on this Equipment Note for purposes of realizing upon the Trust Indenture Estate and to exercise all rights and remedies provided under the Trust Indenture or otherwise realize upon the Trust Indenture Estate.

               There shall be maintained an Equipment Note Register for the purpose of registering transfers and exchanges of Equipment Notes at the Corporate Trust Office of the Indenture Trustee or at the office of any successor in the manner provided in Section 2.07 of the Trust Indenture.

               The Principal Amount and interest and other amounts due hereunder shall be payable in Dollars in immediately available funds at the Corporate Trust Office of the Indenture Trustee, or as otherwise provided in the Trust Indenture. Each such payment shall be made on the date such payment is due and without any presentment or surrender of this Equipment Note, except that in the case of any final payment with respect to this Equipment Note, the Equipment Note shall be surrendered promptly thereafter to the Indenture Trustee for cancellation.

               The holder hereof, by its acceptance of this Equipment Note, agrees that, except as provided in the Trust Indenture, each payment of an installment of the Principal Amount, Make-Whole Amount, if any, and interest received by it hereunder shall be applied, first, to the payment of accrued interest on this Equipment Note (as well as any interest on any overdue Principal Amount, any overdue Make-Whole Amount, if any, or, to the extent permitted by Law, any overdue interest and other amounts hereunder) to the date of such payment, second, to the payment of the Principal Amount of this Equipment Note (or portion hereof) then due (other than by reason of redemption), third, to the payment of Make-Whole Amount, if any, and any other amount due hereunder or under the Trust Indenture, and fourth, the balance, if any, remaining thereafter, to the payment of the Principal Amount hereof remaining unpaid and due by reason of redemption. The amounts paid pursuant to clause fourth of the preceding sentence shall be applied to installments of the Principal Amount of this Equipment Note remaining unpaid in the inverse order of their normal maturity.

               This Equipment Note is one of the Equipment Notes referred to in the Trust Indenture which have been or are to be issued by the Owner Trustee pursuant to the terms of the Trust Indenture. The Trust Indenture Estate is held by the Indenture Trustee as security, in part, for the Equipment Notes. The provisions of this Equipment Note are subject to the Trust Indenture. Reference is hereby made to the Trust Indenture and the Participation Agreement for a complete statement of the rights and obligations of the holder of, and the nature and extent of the security for, this Equipment Note and the rights and obligations of the holders of, and the nature and extent of the security for, any other Equipment Notes executed and delivered under the Trust Indenture, as well as for a statement of the terms and conditions of the Trust created by the Trust Indenture, to all of which terms and conditions in the Trust Indenture and the Participation Agreement each holder hereof agrees by its acceptance of this Equipment Note.

               As provided in the Trust Indenture and subject to certain limitations therein set forth, this Equipment Note is exchangeable for a like aggregate Principal Amount of Equipment Notes of different authorized denominations, as requested by the holder surrendering the same.

               Prior to the due presentment for registration of transfer of this Equipment Note, the Owner Trustee and the Indenture Trustee shall deem and treat the Person in whose name this Equipment Note is registered on the Equipment Note Register as the absolute owner and holder hereof for the purpose of receiving all amounts payable with respect to this Equipment Note and for all purposes, and neither of the Owner Trustee nor the Indenture Trustee shall be affected by notice to the contrary.

               This Equipment Note is subject to redemption as provided in Sections 2.10 [, 2.11]1 and 2.12 of the Trust Indenture but not otherwise. This Equipment Note is also subject to assumption by Lessee as provided in
Section 2.13 of the Trust Indenture, to exchange and to purchase by the Owner Participant or the Owner Trustee as provided in Section 2.14 of the Trust Indenture but not otherwise.

               [The indebtedness evidenced by this Equipment Note is, to the extent and in the manner provided in the Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations (as defined in the Trust Indenture) in respect of Series G Equipment Notes, and this Equipment Note is issued subject to such provisions. The Note Holder of this Equipment Note, by accepting the same,
(a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Trust Indenture and (c) appoints the Indenture Trustee its attorney-in-fact for such purpose.]2

               Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee by manual signature, this Equipment Note shall not be entitled to any benefit under the Trust Indenture or be valid or obligatory for any purpose.


-------------------
1       To be inserted for each Series G Equipment Note.
2       To be inserted for Series C Equipment Note.


               THIS EQUIPMENT NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                   * * *

               IN WITNESS WHEREOF, the Owner Trustee has caused this Equipment Note to be executed in its corporate name by its officer thereunto duly authorized on the date hereof.

                                 FIRST SECURITY BANK,
                                 NATIONAL ASSOCIATION,
                                 not in its individual capacity but
                                 solely as Owner Trustee



                                 By:____________________________
                                    Name:
                                    Title:


                 INDENTURE TRUSTEE'S CERTIFICATE OFAUTHENTICATION

               This is one of the Equipment Notes referred to in the within-mentioned Trust Indenture.

                                 STATE STREET BANK AND TRUST COMPANY OF
                                 CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee


                                 By:____________________________
                                    Name:
                                    Title:


                                 SCHEDULE I

                        EQUIPMENT NOTES AMORTIZATION


Payment Date                                Principal Amount to be Paid
------------                                ---------------------------



                                   * * *

               SECTION 2.02.     Issuance and Terms of Equipment Notes.
                                 -------------------------------------

               The Equipment Notes shall be dated the date of issuance thereof, shall be issued in two separate series consisting of Series G and Series C and in the maturities and principal amounts and shall bear interest as specified in Schedule I hereto. On the date hereof, each Equipment Note shall be issued to the Pass Through Trustees (or their designee) under the Pass Through Agreements as set forth in Schedule II hereto in connection therewith. The Equipment Notes shall be issued in registered form only. The Equipment Notes shall be issued in denominations of $1,000 and integral multiples thereof, except that one Equipment Note of each Series may be in an amount that is not an integral multiple of $1,000.

               Each Equipment Note shall bear interest at the Debt Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on the unpaid Principal Amount thereof from time to time outstanding, payable in arrears on [-] 5, [-], and on each February 5 and August 5 thereafter until maturity. The Principal Amount of each Equipment Note shall be payable on the dates and in the installments equal to amount as set forth in Schedule I which shall be attached to the Equipment Notes. Notwithstanding the foregoing, the final payment made under each Equipment Note shall be in an amount sufficient to discharge in full the unpaid Principal Amount and all accrued and unpaid interest on, and any other amounts due under, such Equipment Note. Each Equipment Note shall bear interest at the Past Due Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any part of the Principal Amount, Make-Whole Amount, if any, and to the extent permitted by applicable law, interest and any other amounts payable thereunder not paid when due for any period during which the same shall be overdue, in each case for the period the same is overdue. Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise). Notwithstanding anything to the contrary contained herein, if any date on which a payment under any Equipment Note becomes due and payable is not a Business Day then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment from and after such scheduled date.

               The Owner Trustee agrees to pay to the Indenture Trustee for distribution in accordance with Section 3.04 hereof (i) to the extent not payable (whether or not in fact paid) under Sections 7(a) or 7(b) of the Note Purchase Agreement (as applicable) (as originally in effect or amended with the consent of the Owner Participant), an amount or amounts equal to the fees payable (whether or not in fact paid) to (x) the Liquidity Provider under Section 2.03 of each Liquidity Facility and the related Fee Letter (as defined in the Intercreditor Agreement) multiplied by a fraction the numerator of which shall be the then outstanding aggregate principal amount of the Series G Equipment Notes and Series C Equipment Notes and the denominator of which shall be the then outstanding aggregate principal amount of all "Series G Equipment Notes" and "Series C Equipment Notes" (in each case as defined in the relevant Operative Indenture) issued under the Operative Indentures and (y) the Policy Provider under the Policy Fee Letter (as defined in the Policy Provider Agreement) multiplied by a fraction the numerator of which shall be the sum of the then outstanding aggregate principal amount of the Series G Equipment Notes and the denominator of which shall be the sum of the then outstanding aggregate principal amount of all "Series G Equipment Notes" (in each case as defined in the relevant Operative Indenture) issued under the Operative Indentures;
(ii) (x) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable (whether or not in fact paid) under
Section 3.07 of each Liquidity Facility minus Investment Earnings from such Downgrade Advance multiplied by (y) the fraction specified in subclause (x) of the foregoing clause (i); (iii) (x) the amount equal to interest on any Non-Extension Advance (other than any Applied Non-Extension Advance) payable (whether or not in fact paid) under Section 3.07 of each Liquidity Facility minus Investment Earnings from such Non-Extension Advance multiplied by (y) the fraction specified in subclause (x) of the foregoing clause (i); (iv) if any payment default shall have occurred and be continuing with respect to interest on any Series G Equipment Note or Series C Equipment Note, (x) the excess, if any, of (1) an amount equal to interest on any Unpaid Advance, Applied Downgrade Advance or Applied Non-Extension Advance payable (whether or not in fact paid) under Section
3.07 of each Liquidity Facility (or, if the Policy Provider has made a payment with respect to the Series G Equipment Note equivalent to such an Advance, as would have been payable under Section 3.07 of the applicable Liquidity Facility in respect of the Class G Pass Through Certificates had such Advance been made) over (2) the sum of Investment Earnings from any Final Advance plus any amount of interest at the Past Due Rate actually payable (whether or not in fact paid) by the Owner Trustee in respect of the overdue scheduled interest on the Equipment Notes in respect of which such Unpaid Advance, Applied Downgrade Advance or Applied Non-Extension Advance was made by the applicable Liquidity Provider (or, an equivalent payment was made by the Policy Provider with respect to the Series G Equipment Note) multiplied by (y) a fraction the numerator of which shall be the then aggregate overdue amounts of interest on the Series G Equipment Notes and Series C Equipment Notes (other than interest becoming due and payable solely as a result of acceleration of any such Equipment Notes) and the denominator of which shall be the then aggregate overdue amounts of interest on all "Series G Equipment Notes" and "Series C Equipment Notes" (in each case as defined in the relevant Operative Indenture) issued under the Operative Indentures (other than interest becoming due and payable solely as a result of acceleration of any such "Equipment Notes," (in each case as defined in the relevant Operative Indenture) issued under the Operative Indentures); (v) any other amounts payable (whether or not in fact paid) to the Liquidity Provider by the Subordination Agent as borrower under each Liquidity Facility (other than amounts due as repayment of advances thereunder or as interest on such advances), except to the extent payable (whether or not in fact paid) pursuant to clause (i), (ii), (iii) or (iv) above multiplied by the fraction specified in subclause (x) of the foregoing clause (i); and (vi) all amounts payable (whether or not in fact paid) to the Policy Provider under Section 3.7(i) of the Intercreditor Agreement multiplied by the fraction specified in subclause (x) of the foregoing clause (i). For purposes of this paragraph, the terms "Applied Downgrade Advance", "Applied Non-Extension Advance", "Cash Collateral Account", "Downgrade Advance", "Final Advance", "Investment Earnings", "Non-Extension Advance" and "Unpaid Advance" shall have the meanings specified in each Liquidity Facility or the Intercreditor Agreement.

               The Equipment Notes shall be executed on behalf of the Owner Trustee by its President or one of its Vice Presidents, Assistant Vice Presidents or Assistant Secretaries or other authorized officer. Equipment Notes bearing the signatures of individuals who were at any time the proper officers of the Owner Trustee shall bind the Owner Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Equipment Notes or did not hold such offices at the respective dates of such Equipment Notes. The Owner Trustee may from time to time execute and deliver Equipment Notes with respect to the Aircraft to the Indenture Trustee for authentication upon original issue and such Equipment Notes shall thereupon be authenticated and delivered by the Indenture Trustee upon the written request of the Owner Trustee signed by a Vice President or Assistant Vice President or other authorized officer of the Owner Trustee; provided, however, that each such request shall specify the aggregate Principal Amount of all Equipment Notes to be authenticated hereunder on original issue with respect to the Aircraft. No Equipment Note shall be secured by or entitled to any benefit under this Trust Indenture or be valid or obligatory for any purposes, unless there appears on such Equipment Note a certificate of authentication in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized officers and such certificate upon any Equipment Notes shall be conclusive evidence, and the only evidence, that such Equipment Note has been duly authenticated and delivered hereunder.

               SECTION 2.03. Payments from Trust Indenture Estate Only.

               (a) Without impairing any of the other rights, powers, remedies, privileges, liens or security interests of the Note Holders under this Trust Indenture, each Note Holder, by its acceptance of an Equipment Note, agrees that as between it and the Owner Trustee, except as expressly provided in this Trust Indenture, the Participation Agreement or any other Operative Document, (i) the obligation to make all payments of the Principal Amount of, interest on, Make-Whole Amount, if any, and all other amounts due with respect to the Equipment Notes, and the performance by the Owner Trustee of every obligation or covenant contained in this Trust Indenture and in the Participation Agreement or any of the other Operative Documents, shall be payable only from the income and proceeds from the Trust Estate to the extent included in the Trust Indenture Estate and only to the extent that the Owner Trustee shall have sufficient income or proceeds from the Trust Estate to the extent included in the Trust Indenture Estate to enable the Indenture Trustee to make such payments in accordance with the terms of Article III hereof, and all of the statements, representations, covenants and agreements made by the Owner Trustee (when made in such capacity) contained in this Trust Indenture and any agreement referred to herein other than the Trust Agreement, unless expressly otherwise stated, are made and intended only for the purpose of binding the Trust Estate and establishing the existence of rights and remedies which can be exercised and enforced against the Trust Estate; therefore, anything contained in this Trust Indenture or such other agreements to the contrary notwithstanding (except for any express provisions or representations that the Owner Trustee is responsible for, or is making, in its individual capacity, for which there would be personal liability of the Owner Trustee), no recourse shall be had with respect to this Trust Indenture or such other agreements against the Owner Trustee in its individual capacity or against any institution or Person which becomes a successor trustee or co-trustee or any officer, director, trustee, servant or direct or indirect parent or controlling Person or Persons of any of them, and (ii) none of the Owner Trustee, in its individual capacity, the Owner Participant, the Indenture Trustee and any officer, director, trustee, servant, employee, agent or direct or indirect parent or controlling Person or Persons of any of them shall have any personal liability for any amounts payable, or other obligation owed, hereunder, under the Participation Agreement or any of the other Operative Documents or under the Equipment Notes except as expressly provided herein or in the Participation Agreement; provided, however, that nothing contained in this Section 2.03(a) shall be construed to limit the exercise and enforcement in accordance with the terms of this Trust Indenture or such other agreements of rights and remedies against the Trust Estate.

               (b) If (i) all or any part of the Trust Estate becomes the property of, or the Owner Trustee or Owner Participant becomes, a debtor subject to the reorganization provisions of the Bankruptcy Code, (ii) pursuant to such reorganization provisions, including Section 1111(b) of the Bankruptcy Code, the Owner Trustee (in its individual capacity) or the Owner Participant is required, by reason of the Owner Trustee (in its individual capacity) or the Owner Participant being held to have recourse liability to any Note Holder or the Indenture Trustee, directly or indirectly (other than the recourse liability of the Owner Trustee (in its individual capacity)), to make payment on account of any amount payable as principal, Make-Whole Amount, if any, interest or other amounts on the Equipment Notes or under this Indenture and (iii) any Note Holder or the Indenture Trustee actually receives any Indenture Excess Amount (as hereinafter defined) which reflects any payment by the Owner Trustee (in its individual capacity) or the Owner Participant on account of clause (ii) above, then such Note Holder or the Indenture Trustee, as the case may be, shall promptly refund to the Owner Trustee (in its individual capacity) or the Owner Participant (whichever shall have made such payment) such Indenture Excess Amount.

               For purposes of this Section 2.03(b), "Indenture Excess Amount" means the amount by which such payment exceeds the amount that would have been received by a Note Holder or the Indenture Trustee if the Owner Trustee (in its individual capacity) or the Owner Participant had not become subject to the recourse liability referred to in clause (ii) above. Nothing contained in this Section 2.03(b) shall prevent a Note Holder or the Indenture Trustee from enforcing any personal recourse obligation (and retaining the proceeds thereof) of the Owner Trustee (in its individual capacity) or the Owner Participant under the Participation Agreement or this Trust Indenture (and any exhibits or annexes hereto or thereto) or by separate agreement or from retaining any amount paid by Owner Participant under Section 2.14 or 4.03 hereof.

               SECTION 2.04. Method of Payment.

               (a) The Principal Amount of, interest on, Make-Whole Amount, if any, and other amounts due under each Equipment Note or hereunder will be payable in Dollars by wire transfer of immediately available funds not later than 11:00 a.m., New York City time, on the due date of payment to the Indenture Trustee at the Corporate Trust Office for distribution among the Note Holders in the manner provided herein. The Owner Trustee shall not have any responsibility for the distribution of such payment to any Note Holder. Notwithstanding the foregoing or any provision in any Equipment Note to the contrary, the Indenture Trustee will use reasonable efforts to pay or cause to be paid, if so directed in writing by any Note Holder (with a copy to the Owner Trustee), all amounts paid by the Owner Trustee hereunder and under such holder's Equipment Note or Equipment Notes to such holder or a nominee therefor (including all amounts distributed pursuant to Article III of this Trust Indenture) by transferring, or causing to be transferred, by wire transfer of immediately available funds in Dollars, prior to 2:00 p.m., New York City time, on the due date of payment, to an account maintained by such holder with a bank located in the continental United States the amount to be distributed to such holder, for credit to the account of such holder maintained at such bank. If the Indenture Trustee shall fail to make any such payment as provided in the immediately preceding sentence after its receipt of funds at the place and prior to the time specified above, the Indenture Trustee, in its individual capacity and not as trustee, agrees to compensate such holders for loss of use of funds at the Federal Funds Rate until such payment is made and the Indenture Trustee shall be entitled to any interest earned on such funds until such payment is made. Any payment made hereunder shall be made without any presentment or surrender of any Equipment Note, except that, in the case of the final payment in respect of any Equipment Note, such Equipment Note shall be surrendered to the Indenture Trustee for cancellation promptly after such payment. Notwithstanding any other provision of this Trust Indenture to the contrary, the Indenture Trustee shall not be required to make, or cause to be made, wire transfers as aforesaid prior to the first Business Day on which it is practicable for the Indenture Trustee to do so in view of the time of day when the funds to be so transferred were received by it if such funds were received after 11:00 a.m., New York City time, at the place of payment. Prior to the due presentment for registration of transfer of any Equipment Note, the Owner Trustee and the Indenture Trustee shall deem and treat the Person in whose name any Equipment Note is registered on the Equipment Note Register as the absolute owner and holder of such Equipment Note for the purpose of receiving payment of all amounts payable with respect to such Equipment Note and for all other purposes, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary. So long as any signatory to the Participation Agreement or nominee thereof shall be a registered Note Holder, all payments to it shall be made to the account of such Note Holder specified in Schedule I thereto and otherwise in the manner provided in or pursuant to the Participation Agreement unless it shall have specified some other account or manner of payment by notice to the Indenture Trustee consistent with this Section 2.04.

               (b) The Indenture Trustee, as agent for the Owner Trustee, shall exclude and withhold at the appropriate rate from each payment of Principal Amount of, interest on, Make-Whole Amount, if any, and other amounts due hereunder or under each Equipment Note (and such exclusion and withholding shall constitute payment in respect of such Equipment Note) any and all United States withholding taxes applicable thereto as required by Law. The Indenture Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future United States taxes or similar charges are required to be withheld with respect to any amounts payable hereunder or in respect of the Equipment Notes, to withhold such amounts (and such withholding shall constitute payment in respect of such Equipment Note) and timely pay the same to the appropriate authority in the name of and on behalf of the Note Holders, that it will file any necessary United States withholding tax returns or statements when due, and that as promptly as possible after the payment thereof it will deliver to each Note Holder (with a copy to the Owner Trustee and Lessee) appropriate receipts showing the payment thereof, together with such additional documentary evidence as any such Note Holder may reasonably request from time to time.

               If a Note Holder which is a Non-U.S. Person has furnished to the Indenture Trustee a properly completed and currently effective U.S. Internal Revenue Service Form 1001, W-8 or W-8BEN (or such successor form or forms as may be required by the United States Treasury Department) during the calendar year in which the payment hereunder or under the Equipment Note(s) held by such holder is made (but prior to the making of such payment), or in either of the two preceding calendar years, and has not notified the Indenture Trustee of the withdrawal or inaccuracy of such form prior to the date of such payment (and the Indenture Trustee has no reason to know that any information set forth in such form is inaccurate), the Indenture Trustee shall withhold only the amount, if any, required by Law (after taking into account any applicable exemptions claimed by the Note Holder) to be withheld from payments hereunder or under the Equipment Notes held by such holder in respect of United States federal income tax (and such withholding shall constitute payment in respect of such Equipment
Note). If a Note Holder (x) which is a Non-U.S. Person has furnished to the Indenture Trustee a properly completed and currently effective U.S. Internal Revenue Service Form 4224 or W-8ECI in duplicate (or such successor certificate, form or forms as may be required by the United States Treasury Department as necessary in order to avoid withholding of United States federal income tax), during the calendar year in which the payment is made (but prior to the making of such payment), and has not notified the Indenture Trustee of the withdrawal or inaccuracy of such certificate or form prior to the date of such payment (and the Indenture Trustee has no reason to know that any information set forth in such form is inaccurate) or (y) which is a U.S. Person has furnished to the Indenture Trustee a properly completed and currently effective U.S. Internal Revenue Service Form W-9 (or such successor form or forms as may be required by the United States Treasury Department), if applicable, prior to a payment hereunder or under the Equipment Notes held by such holder, no amount shall be withheld from payments in respect of United States federal income tax. If any Note Holder has notified the Indenture Trustee that any of the foregoing forms or certificates is withdrawn or inaccurate, or if such holder has not filed a form claiming an exemption from United States withholding tax or if the Code or the regulations thereunder or the administrative interpretation thereof are at any time after the date hereof amended to require such withholding of United States federal income taxes from payments under the Equipment Notes held by such holder, the Indenture Trustee agrees to withhold from each payment due to the relevant Note Holder withholding taxes at the appropriate rate under Law and will, on a timely basis as more fully provided above, deposit such amounts with an authorized depository and make such returns, statements, receipts and other documentary evidence in connection therewith as required by applicable law. Neither the Owner Participant nor the Owner Trustee shall be liable if the Indenture Trustee fails to withhold withholding taxes in accordance with this Section 2.04 or if any Note Holder provides false or inaccurate information on any form required to be delivered under this Section 2.04.

               SECTION 2.05. Application of Payments.

               In the case of each Equipment Note, each payment of Principal Amount, Make-Whole Amount, if any, and interest or other amounts due thereon shall be applied:

               First: to the payment of accrued interest on such Equipment Note (as well as any interest on any overdue Principal Amount, any overdue Make-Whole Amount, if any, and to the extent permitted by Law, any overdue interest and any other overdue amounts thereunder) to the date of such payment;

               Second: to the payment of the Principal Amount of such Equipment Note (or a portion thereof) then due thereunder (other than by reason of redemption);

               Third: to the payment of Make-Whole Amount, if any, and any other amount due hereunder or under such Equipment Note; and

               Fourth: the balance, if any, remaining thereafter, to the payment of the Principal Amount of such Equipment Note remaining unpaid and due by reason of redemption (provided that such Equipment Note shall not be subject to redemption except as provided in Sections 2.10, 2.11 and 2.12 hereof).

               The amounts paid pursuant to clause "Fourth" above shall be applied to the installments of Principal Amount of such Equipment Note in the inverse order of their normal maturity. Notwithstanding the foregoing, each indemnity payment or payment of transaction costs or expenses received hereunder or under another Operative Document shall be applied for the purpose (directly or by reimbursement) for which such amount was paid.

               SECTION 2.06. Termination of Interest in Trust Indenture
Estate.

               A Note Holder and Indenture Indemnitees shall not, as such, have any further interest in, or other right with respect to, the Trust Indenture Estate when and if the Secured Obligations due to such Note Holder or Indenture Indemnitee shall have been paid in full.

               SECTION 2.07. Registration, Transfer and Exchange of Equipment Notes.

               The Indenture Trustee shall keep a register (the "Equipment Note Register") in which the Indenture Trustee shall provide for the registration of Equipment Notes and the registration of transfers of Equipment Notes. No such transfer shall be given effect unless and until registration hereunder shall have occurred. The Equipment Note Register shall be kept at the Corporate Trust Office of the Indenture Trustee. The Indenture Trustee is hereby appointed "Equipment Note Registrar" for the purpose of registering Equipment Notes and transfers of Equipment Notes as herein provided. A holder of any Equipment Note intending to exchange such Equipment Note shall surrender such Equipment Note to the Indenture Trustee at the Corporate Trust Office, together with a written request from the registered holder thereof for the issuance of a new Equipment Note, specifying, in the case of a surrender for transfer, the name and address of the new holder or holders. Upon surrender for registration of transfer of any Equipment Note, the Owner Trustee shall execute, and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Equipment Notes of a like aggregate Principal Amount and of the same series. At the option of the Note Holder, Equipment Notes may be exchanged for other Equipment Notes of any authorized denominations of a like aggregate Principal Amount, upon surrender of the Equipment Notes to be exchanged to the Indenture Trustee at the Corporate Trust Office. Whenever any Equipment Notes are so surrendered for exchange, the Owner Trustee shall execute, and the Indenture Trustee shall authenticate and deliver, the Equipment Notes which the Note Holder making the exchange is entitled to receive. All Equipment Notes issued upon any registration of transfer or exchange of Equipment Notes (whether under this Section 2.07 or under Section 2.08 hereof or otherwise under this Trust Indenture) shall be the valid obligations of the Owner Trustee evidencing the same respective obligations, and entitled to the same security and benefits under this Trust Indenture, as the Equipment Notes surrendered upon such registration of transfer or exchange. Every Equipment Note presented or surrendered for registration of transfer, shall (if so required by the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Note Holder or such holder's attorney duly authorized in writing, and the Indenture Trustee shall require evidence satisfactory to it as to the compliance of any such transfer with the Securities Act, and the securities Laws of any applicable state. The Indenture Trustee shall make a notation on each new Equipment Note of the amount of all payments of Principal Amount previously made on the old Equipment Note or Equipment Notes with respect to which such new Equipment Note is issued and the date to which interest on such old Equipment Note or Equipment Notes has been paid. Interest shall be deemed to have been paid on such new Equipment Note to the date on which interest shall have been paid on such old Equipment Note, and all payments of the Principal Amount marked on such new Equipment Note, as provided above, shall be deemed to have been made thereon. The Owner Trustee shall not be required to exchange any surrendered Equipment Notes as provided above during the ten-day period preceding the due date of any payment on such Equipment Note. The Owner Trustee shall in all cases deem the Person in whose name any Equipment Note shall have been issued and registered as the absolute owner and holder of such Equipment Note for the purpose of receiving payment of all amounts payable by the Owner Trustee with respect to such Equipment Note and for all purposes until a notice stating otherwise is received from the Indenture Trustee and such change is reflected on the Equipment Note Register. The Indenture Trustee will promptly notify the Owner Trustee, the Owner Participant and Lessee of each registration of a transfer of an Equipment Note. Any such transferee of an Equipment Note, by its acceptance of an Equipment Note, agrees to the provisions of the Participation Agreement applicable to Note Holders, including Sections 5, 7(a), 7(c), 7(g), 7(h), 7(m), 7(q), 7(u) and 7(z), 9,
12(a), 12(b), 14(b) and 14(e), and shall be deemed to have represented and warranted (except as provided above), and covenanted, to the parties to the Participation Agreement as to the matters represented, warranted and covenanted by the Purchasers in the Participation Agreement. Subject to compliance by the Note Holder and its transferee (if any) of the requirements set forth in this Section 2.07, the Indenture Trustee and the Owner Trustee shall use all reasonable efforts to issue new Equipment Notes upon transfer or exchange within ten (10) Business Days of the date an Equipment Note is surrendered for transfer or exchange.

               SECTION 2.08. Mutilated, Destroyed, Lost or Stolen Equipment
Notes.

               If any Equipment Note shall become mutilated, destroyed, lost or stolen, the Owner Trustee shall, upon the written request of the holder of such Equipment Note, execute and the Indenture Trustee shall authenticate and deliver in replacement thereof a new Equipment Note, payable in the same Principal Amount dated the same date and captioned as issued in connection with the Aircraft. If the Equipment Note being replaced has become mutilated, such Equipment Note shall be surrendered to the Indenture Trustee and a photocopy thereof shall be furnished to the Owner Trustee. If the Equipment Note being replaced has been destroyed, lost or stolen, the holder of such Equipment Note shall furnish to the Owner Trustee, the Owner Participant and the Indenture Trustee such security or indemnity as may be required by them to save the Owner Trustee, the Owner Participant and the Indenture Trustee harmless and evidence satisfactory to the Owner Trustee, the Owner Participant and the Indenture Trustee of the destruction, loss or theft of such Equipment Note and of the ownership thereof. If a "qualified institutional buyer" of the type referred to in paragraph (a)(l)(i)(A), (B), (D) or (E) of Rule 144A under the Securities Act (a "QIB") is the holder of any such destroyed, lost or stolen Equipment Note, then the written indemnity of such QIB, signed by an authorized officer thereof, in favor of, delivered to and in form reasonably satisfactory to Lessee, the Owner Participant, the Owner Trustee and the Indenture Trustee shall be accepted as satisfactory indemnity and security and no further indemnity or security shall be required as a condition to the execution and delivery of such new Equipment Note. Subject to compliance by the Note Holder of the requirements set forth in this
Section 2.08, the Indenture Trustee and the Owner Trustee shall use all reasonable efforts to issue new Equipment Notes within ten (10) Business Days of the date of the written request therefor from the Note Holder.

               SECTION 2.09. Payment of Expenses on Transfer; Cancellation.

               (a) No service charge shall be made to a Note Holder for any registration of transfer or exchange of Equipment Notes, but the Indenture Trustee, as Equipment Note Registrar, may require payment from the party requesting such new Equipment Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Equipment Notes.

               (b) The Indenture Trustee shall cancel all Equipment Notes surrendered for replacement, redemption, transfer, exchange, payment or cancellation and shall destroy the canceled Equipment Notes.

               SECTION 2.10. Mandatory Redemptions of Equipment Notes.

               (a) On the date on which Lessee is required pursuant to
Section 10(a)(i) of the Lease to make payment for an Event of Loss with respect to the Aircraft, all of the Equipment Notes shall be redeemed in whole at a redemption price equal to 100% of the unpaid Principal Amount thereof, together with all accrued interest thereon to the date of redemption and all other amounts payable hereunder or under the Participation Agreement to the Note Holders but without the Make-Whole Amount.

               (b) If the Lease is terminated with respect to the Aircraft by Lessee pursuant to Section 9, Section 19(b) or Section 20 thereof and Lessee shall not have assumed all of the obligations of the Owner Trustee hereunder pursuant to Section 2.13 and Section 7(u) of the Participation Agreement, on the date the Lease is so terminated all the Equipment Notes shall be redeemed in whole at a redemption price equal to 100% of the unpaid Principal Amount thereof, together with accrued interest thereon to the date of redemption and all other amounts payable hereunder or under the Participation Agreement to the Note Holders plus the Make-Whole Amount, if any.

               SECTION 2.11. Voluntary Redemptions of Equipment Notes.

               All, but not less than, all of the Equipment Notes may be redeemed by the Owner Trustee with the prior consent of Lessee upon at least 20 days revocable prior written notice to the Indenture Trustee, at a redemption price equal to 100% of the unpaid Principal Amount thereof, together with accrued interest thereon to the date of redemption and all other amounts payable hereunder or under the Participation Agreement to the Note Holders plus the Make-Whole Amount, if any.

               SECTION 2.12. Redemptions; Notice of Redemption.

               (a) Neither any redemption of any Equipment Note nor any purchase by the Owner Trustee of any Equipment Note may be made except to the extent and in the manner expressly permitted by this Trust Indenture. No purchase of any Equipment Note may be made by the Indenture Trustee.

               (b) Notice of redemption or purchase with respect to the Equipment Notes shall be given by the Indenture Trustee by first-class mail, postage prepaid, mailed not less than 15 nor more than 60 days prior to the applicable redemption date, to each Note Holder of such Equipment Notes to be redeemed or purchased, at such Note Holder's address appearing in the Equipment Note Register; provided, that in the case of a redemption to be made pursuant to Section 2.10(b) or Section 2.11, such notice shall be revocable and shall be deemed revoked in the event that the Lease does not in fact terminate on the specified termination date or if notice of such redemption shall have been given in connection with a refinancing of Equipment Notes and the Indenture Trustee receives written notice of such revocation from Lessee or the Owner Trustee not later than three days prior to the redemption date. All notices of redemption shall state: (1) the redemption date, (2) the applicable basis for determining the redemption price, (3) that on the redemption date, the redemption price will become due and payable upon each such Equipment Note, and that, if any such Equipment Notes are then outstanding, interest on such Equipment Notes shall cease to accrue on and after such redemption date, and (4) the place or places where such Equipment Notes are to be surrendered for payment of the redemption price.

               (c) On or before the redemption date, the Owner Trustee (or any Person on behalf of the Owner Trustee) shall, to the extent an amount equal to the redemption price for the Equipment Notes to be redeemed or purchased on the redemption date shall not then be held in the Trust Indenture Estate, deposit or cause to be deposited with the Indenture Trustee by 11:00 a.m. New York City time on the redemption date in immediately available funds the redemption price of the Equipment Notes to be redeemed or purchased.

               (d) Notice of redemption or purchase having been given as aforesaid (and not deemed revoked as contemplated in the proviso to Section 2.12(b)), the Equipment Notes to be redeemed or purchased shall, on the redemption date, become due and payable at the Corporate Trust Office of the Indenture Trustee or at any office or agency maintained for such purposes pursuant to Section 2.07, and from and after such redemption date (unless there shall be a default in the payment of the redemption price) any such Equipment Notes then outstanding shall cease to bear interest. Upon surrender of any such Equipment Note for redemption or purchase in accordance with said notice, such Equipment Note shall be redeemed at the redemption price. If any Equipment Note called for redemption or purchase shall not be so paid upon surrender thereof for redemption, the principal amount thereof shall, until paid, continue to bear interest from the applicable redemption date at the interest rate in effect for such Equipment Note as of such redemption date.

               SECTION 2.13. Assumption of Equipment Notes by Lessee.

               If, in accordance with Section 7(u) of the Participation Agreement Lessee shall assume (on a full recourse basis) all of the obligations of the Owner Trustee hereunder, under the Equipment Notes and all other Operative Documents by supplemental indenture satisfactory to the Indenture Trustee (which shall contain (i) the provisions substantially similar to Sections 6, 7, 8, 10, 11 and 12 of the Lease and (ii) other provisions necessary or advisable to effectuate such assumption), then upon
(w) delivery of such supplemental indenture, (x) receipt of a written confirmation from each of the Rating Agencies that such assumption of Equipment Notes by Lessee, would not result in (1) a reduction of the rating for the Pass Through Certificates below the then current rating for such Pass Through Certificates (without regard to the Policy) or (2) a withdrawal or suspension of the rating of the Pass Through Certificates, in either case, without reference to the Policy, (y) payment by Lessee of all expenses (including reasonable fees and expenses of counsel) for the Owner Trustee and the Owner Participant and (z) delivery of an opinion of counsel for Lessee that such assumption has been duly and validly effected, the Owner Trustee shall be released and discharged from any further obligations hereunder and under the Equipment Notes and all other Operative Documents and the Owner Participant shall be released and discharged from any further obligations under the Participation Agreement and any other Operative Document to which it is a party, except with respect to any such obligations that accrued prior thereto.

               SECTION 2.14. Option to Purchase Equipment Notes.

               Either the Owner Trustee or the Owner Participant may, upon the events and subject to the terms and conditions and for the price set forth in this Section 2.14, purchase all but not less than all of the Equipment Notes outstanding hereunder, and each Note Holder agrees that it will, upon such events and subject to such terms and conditions and upon receipt of such price, sell, assign, transfer and convey to such purchaser or its nominee (without recourse or warranty of any kind except as to its title to the Equipment Notes and except against Liens on such Equipment Notes arising by, through or under such holder), all of the right, title and interest of such Note Holder in and to the Trust Indenture Estate, this Trust Indenture and the Equipment Notes held by it, and such purchaser or its nominee shall assume all of such holder's obligations under the Participation Agreement and hereunder.

               Such option to purchase the Equipment Notes may be exercised by the Owner Trustee or the Owner Participant at any time following the occurrence of any of the following events, and, in any such event, the purchase price thereof shall equal for each Equipment Note the aggregate unpaid Principal Amount thereof, plus accrued and unpaid interest thereon to, but not including, the date of purchase and all other amounts (other than the Make-Whole Amount, except as provided in the next sentence) then payable hereunder or under the Participation Agreement to the holder thereof. Such option to purchase the Equipment Notes may be exercised: (i) upon an Indenture Trustee Event or (ii) in the event there shall have occurred and be continuing a Lease Event of Default, provided, that if such option is exercised pursuant to this clause (ii) at a time when there shall have occurred and be continuing for less than one hundred twenty (120) days a Lease Event of Default and there is no Indenture Trustee Event, the purchase price thereof shall equal the price provided in the preceding sentence plus the Make-Whole Amount, if any.

               Such option to purchase the Equipment Notes may be exercised by the Owner Trustee or the Owner Participant giving written notice of its election of such option to the Indenture Trustee, which notice (i) shall specify a date for such purchase not more than thirty (30) days or less than fifteen (15) days after the date of such notice and (ii) may specify that its election of such option is contingent upon the trustee or the debtor-in-possession in a proceeding involving Lessee under Chapter 11 of the Bankruptcy Code not entering into an agreement during the Section 1110 Period to perform the Lease. The Indenture Trustee shall not exercise any of the remedies hereunder or, without the consent of the Owner Trustee or the Owner Participant, under the Lease, during the period from the time that a notice of exercise by the Owner Participant of such option to purchase becomes irrevocable until the date on which such purchase is required to occur pursuant to the terms of the preceding sentence. Such election to purchase the Equipment Notes shall become irrevocable (subject to the provision in clause (ii) of the first sentence of this paragraph) upon the fifteenth day preceding the date specified in the written notice described in the first sentence of this paragraph.

               If the Owner Trustee or the Owner Participant on or before the date of such purchase shall so request, the Note Holders will comply with all the provisions of Section 2.07 to enable new Equipment Notes to be issued to the Owner Trustee or the Owner Participant or its nominee in such denominations as the Owner Trustee or the Owner Participant shall request. All taxes, charges and expenses required pursuant to Section 2.09 in connection with the issuance of such new Equipment Note shall be borne by the Owner Participant.

               SECTION 2.15. Subordination.

               (a) The Owner Trustee and, by acceptance of its Equipment Notes of any Series, each Note Holder of such Series, hereby agree that no payment or distribution shall be made on or in respect of the Secured Obligations owed to such Note Holder of such Series, including any payment or distribution of cash, property or securities after the commencement of a proceeding of the type referred to in Section 4.02(g) hereof, except as expressly provided in Article III hereof.

               (b) By the acceptance of its Equipment Notes of any Series (other than Series G), each Note Holder of such Series agrees that in the event that such Note Holder, in its capacity as a Note Holder, shall receive any payment or distribution on any Secured Obligations in respect of such Series which it is not entitled to receive under this Section 2.15 or Article III hereof, it will hold any amount so received in trust for the Senior Holder (as defined in Section 2.15(c) hereof) and will forthwith turn over such payment to the Indenture Trustee in the form received to be applied as provided in Article III hereof.

               (c) As used in this Section 2.15, the term "Senior Holder" shall mean, (i) the Note Holders of Series G until the Secured Obligations in respect of Series G have been paid in full and (ii) after the Secured Obligations in respect of Series G Equipment Notes have been paid in full, the Note Holders of Series C until the Secured Obligations in respect of Series C Equipment Notes have been paid in full.


                                ARTICLE III

                  RECEIPT, DISTRIBUTION AND APPLICATION OF
                   INCOME FROM THE TRUST INDENTURE ESTATE

               SECTION 3.01. Basic Rent Distribution.

               Except as otherwise provided in Sections 3.02 and 3.03 hereof, each installment of Basic Rent, any payment of interest on overdue installments of Basic Rent [,any payment received from the Owner Participant pursuant to Section 7(cc) of the Participation Agreement]3 and any payment received by the Indenture Trustee pursuant to Section 4.03 hereof shall be promptly distributed in the following order of priority:

               First, (i) so much of such installment or payment as shall be required to pay in full the aggregate amount of the payment or payments of Principal Amount and interest and other amounts (as well as any interest on any overdue Principal Amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series G Equipment Notes shall be distributed to the Note Holders of Series G ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series G Equipment Note bears to the aggregate amount of the payments then due under all Series G Equipment Notes; and (ii) after giving effect to paragraph (i) above, so much of such installment or payment remaining as shall be required to pay in full the aggregate amount of the payment or payments of Principal Amount and interest and other amounts (as well as any interest on any overdue Principal Amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series C Equipment Notes shall be distributed to the Note


-------------------
3       For deferred equity transactions only.



Holders of Series C ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series C Equipment Note bears to the aggregate amount of the payments then due under all Series C Equipment Notes; and

               Second, the balance, if any, of such installment remaining thereafter shall be distributed to the Owner Trustee free and clear of the Lien of this Indenture; provided, however, that if an Event of Default shall have occurred and be continuing, then such balance shall not be distributed as provided in this clause "Second" but shall be held by the Indenture Trustee as part of the Trust Indenture Estate and invested in accordance with Section 5.09 hereof until whichever of the following shall first occur: (i) all Events of Default shall have been cured or waived, in which event such balance shall be distributed as provided in this clause "Second" without reference to this proviso, (ii) Section 3.03 hereof shall be applicable, in which event such balance shall be distributed in accordance with the provisions of such Section 3.03, or (iii) the 120th day after the receipt of such payment in which case such payment shall be distributed as provided in this clause "Second" without reference to this proviso.

               SECTION 3.02. Event of Loss; Replacement; Voluntary Termination; Refinancing.

               Except as otherwise provided in Section 3.03 hereof, any payments received by the Indenture Trustee (i) with respect to the Aircraft as the result of an Event of Loss, (ii) pursuant to a voluntary termination of the Lease pursuant to Section 9, 19(b) or 20 thereof, (iii) in connection with a refinancing of the Equipment Notes pursuant to Section 16 of the Participation Agreement or (iv) in connection with any optional redemption of the Equipment Notes effected in accordance with the Operative Documents, shall be applied to redemption of the Equipment Notes, to payment of the Secured Obligations or to the Indenture Trustee or any Note Holder under the Participation Agreement by applying such funds in the following order of priority:

               First, (i) to reimburse the Indenture Trustee and the Note Holders for any reasonable costs or expenses incurred in connection with such redemption for which they are entitled to reimbursement, or indemnity by Lessee, under the Operative Documents and then (ii) to pay any other amounts then due to the Indenture Trustee and the Note Holders under this Trust Indenture, the Participation Agreement or the Equipment Notes (other than amounts specified in clause Second below);

               Second, (i) to pay the amounts specified in paragraph (i) of clause "Third" of Section 3.03 hereof plus Make-Whole Amount, if any, then due and payable in respect of the Series G Equipment Notes; and (ii) after giving effect to paragraph (i) above, to pay the amounts specified in paragraph (ii) of clause "Third" of Section 3.03 hereof plus Make-Whole Amount, if any, then due and payable in respect of the Series C Equipment Notes; and

               Third, as provided in clause "Fourth" of Section 3.03 hereof; provided, however, that if a Replacement Airframe or Replacement Engine shall be substituted for the Airframe or Engine subject to such Event of Loss as provided in Section 10 of the Lease and as permitted by
Section 5.06 hereof, any insurance, condemnation or similar proceeds which result from such Event of Loss and are paid over to the Indenture Trustee shall be held by the Indenture Trustee as permitted by Section 6.04 hereof (provided that such moneys shall be invested as provided in Section 5.09 hereof) as additional security for the obligations of Lessee under the Lessee Documents and, unless otherwise applied pursuant to the Lease, such proceeds (and such investment earnings) shall be released to Lessee at Lessee's written request upon the release of such damaged Airframe or Engine and the replacement thereof as provided in the Lease.

               SECTION 3.03. Payments After Event of Default.

               Except as otherwise provided in Section 3.04 hereof, all payments received and amounts held or realized by the Indenture Trustee (including any amounts realized by the Indenture Trustee from the exercise of any remedies pursuant to Section 15 of the Lease or Article IV hereof) after both an Event of Default shall have occurred and be continuing and the Equipment Notes shall have become due and payable pursuant to Section 4.04(b) hereof, as well as all payments or amounts then held by the Indenture Trustee as part of the Trust Indenture Estate, shall be promptly distributed by the Indenture Trustee in the following order of priority:

               First, so much of such payments or amounts as shall be required to reimburse the Indenture Trustee for any tax, expense or other loss (including, without limitation, all amounts to be expended at the expense of, or charged upon the tolls, rents, revenues, issues, products and profits of, the property included in the Trust Indenture Estate (all such property being herein called the "Mortgaged Property") pursuant to
Section 4.05(b) hereof) incurred by the Indenture Trustee (to the extent not previously reimbursed), the expenses of any sale, taking or other proceeding, reasonable attorneys' fees and expenses, court costs, and any other expenditures incurred or expenditures or advances made by the Indenture Trustee or the Note Holders in the protection, exercise or enforcement of any right, power or remedy or any damages sustained by the Indenture Trustee or any Note Holder, liquidated or otherwise, upon such Event of Default shall be applied by the Indenture Trustee as between itself and the Note Holders in reimbursement of such expenses and any other expenses for which the Indenture Trustee or the Note Holders are entitled to reimbursement under any Operative Document and all amounts payable to the other Indenture Indemnitees hereunder and under the Participation Agreement and the Lease excluding those amounts described in clauses Second and Third below, and in the case the aggregate amount to be so distributed is insufficient to pay as aforesaid, then ratably, without priority of one over the other, in proportion to the amounts owed each hereunder;

               Second, so much of such payments or amounts remaining as shall be required to reimburse the then existing or prior Note Holders for payments made pursuant to Section 5.03 hereof (to the extent not previously reimbursed) shall be distributed to such then existing or prior Note Holders ratably, without priority of one over the other, in accordance with the amount of the payment or payments made by each such then existing or prior Note Holder pursuant to said Section 5.03 hereof;

               Third, (i) so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid Principal Amount of all Series G Equipment Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series G Equipment Notes to the date of distribution, shall be distributed to the Note Holders of Series G, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid Principal Amount of all Series G Equipment Notes held by each holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid Principal Amount of all Series G Equipment Notes held by all such holders plus the accrued but unpaid interest and other amounts due thereon to the date of distribution; and (ii) after giving effect to paragraph (i) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid Principal Amount of all Series C Equipment Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations in respect of the Series C Equipment Notes to the date of distribution, shall be distributed to the Note Holders of Series C, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that the aggregate unpaid Principal Amount of all Series C Equipment Notes held by each holder plus the accrued but unpaid interest and other amounts due hereunder or thereunder to the date of distribution, bears to the aggregate unpaid Principal Amount of all Series C Equipment Notes held by all such holders plus the accrued but unpaid interest and other amounts due thereon to the date of distribution; and

               Fourth, the balance, if any, of such payments or amounts remaining thereafter shall be distributed to the Owner Trustee free and clear of the Lien of this Indenture.

               No Make-Whole Amount shall be due and payable on the Equipment Notes as a consequence of the acceleration of the Equipment Notes.

               SECTION 3.04. Certain Payments.

               (a) Any payments received by the Indenture Trustee for which no provision as to the application thereof is made in this Trust Indenture and for which such provision is made in the Lease, the Participation Agreement or any other Operative Document shall be applied forthwith to the purpose for which such payment was made in accordance with the terms of the Lease, the Participation Agreement or such other Operative Document, as the case may be.

               (b) The Indenture Trustee will distribute promptly upon receipt any indemnity payment received by it from the Owner Trustee or Lessee in respect of (i) the Indenture Trustee in its individual capacity or any other Indenture Indemnitees, (ii) any Note Holder, (iii) the Subordination Agent, (iv) the Liquidity Provider, (v) the Policy Provider and (vi) the Pass Through Trustee, in each case whether pursuant to Section 6 of the Participation Agreement or as Supplemental Rent, directly to the Person entitled thereto. Any payment received by the Indenture Trustee under the third paragraph of Section 2.02 shall be distributed to the Subordination Agent to be distributed in accordance with the terms of the Intercreditor Agreement.

               (c) Notwithstanding anything to the contrary contained in this Article III, any amounts received by the Indenture Trustee which constitute Excluded Payments shall be distributed promptly upon receipt by the Indenture Trustee directly to the Person or Persons entitled thereto.

               (d) Notwithstanding any provision of this Trust Indenture to the contrary, any amounts held by the Indenture Trustee that would, but for the provisions of Section 3.03 hereof, otherwise be distributed to Lessee shall, notwithstanding the provisions of said Section, be distributed to Lessee unless and until a Lease Event of Default shall have occurred and be continuing.

               SECTION 3.05. Other Payments.

               Any payments received by the Indenture Trustee for which no provision as to the application thereof is made in the Lease, the Participation Agreement, elsewhere in this Trust Indenture or in any other Operative Document shall be distributed by the Indenture Trustee to the extent received or realized at any time (i) prior to the payment in full of all Secured Obligations due the Note Holders, in the order of priority specified in Section 3.01 hereof subject to the proviso thereto, and (ii) after payment in full of all Secured Obligations due the Note Holders, in the following order of priority:

               First, to the extent payments or amounts described in clause "First" of Section 3.03 hereof are otherwise obligations of Lessee under the Operative Documents or for which Lessee is obligated to indemnify against thereunder, in the manner provided in clause "First" of Section
3.03 hereof, and

               Second, in the manner provided in clause "Fourth" of Section
3.03 hereof.

Further, and except as otherwise provided in Sections 3.02, 3.03 and 3.04 hereof, all payments received and amounts realized by the Indenture Trustee under the Lease or otherwise with respect to the Aircraft (including, without limitation, all amounts realized upon the sale or release of the Aircraft after the termination of the Lease with respect thereto), to the extent received or realized at any time after payment in full of all Secured Obligations due the Note Holders, shall be distributed by the Indenture Trustee in the order of priority specified in clause (ii) of the immediately preceding sentence of this Section 3.05.

               SECTION 3.06. Payments to Owner Trustee.

               Any amounts distributed hereunder by the Indenture Trustee to the Owner Trustee shall be paid to the Owner Trustee (within the time limits contemplated by Section 2.04(a)) by wire transfer of funds of the type received by the Indenture Trustee at such office and to such account or accounts of such entity or entities as shall be designated by notice from the Owner Trustee to the Indenture Trustee from time to time. The Owner Trustee hereby notifies the Indenture Trustee that unless and until the Indenture Trustee receives notice to the contrary from the Owner Trustee, all amounts to be distributed to the Owner Trustee pursuant to clause "Second" of Section 3.01 hereof shall be distributed by wire transfer of funds of the type received by the Indenture Trustee to the Owner Participant's account (within the time limits contemplated by Section 2.04(a)) specified in Schedule I to the Participation Agreement.


                                 ARTICLE IV

                   COVENANTS OF OWNER TRUSTEE; EVENTS OF
                   DEFAULT; REMEDIES OF INDENTURE TRUSTEE

               SECTION 4.01. Covenants of Owner Trustee.

               The Owner Trustee hereby covenants and agrees as follows:

               (a) the Owner Trustee will duly and punctually pay the Principal Amount of, Make-Whole Amount, if any, and interest on and other amounts due under the Equipment Notes and hereunder in accordance with the terms of the Equipment Notes and this Trust Indenture and all amounts, if any, payable by it to the Note Holders under the Participation Agreement;

               (b)    [Reserved]

               (c) in the event the Owner Trustee shall have Actual Knowledge of an Event of Default, a Default or an Event of Loss, the Owner Trustee will give prompt written notice of such Event of Default, Default or Event of Loss to the Indenture Trustee, each Note Holder, Lessee and the Owner Participant;

               (d) the Owner Trustee will furnish to the Indenture Trustee, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates and other instruments furnished to the Owner Trustee under the Lease, including, without limitation, a copy of any Termination Notice received pursuant to Section 9(a) of the Lease, a copy of each notice delivered pursuant to Section 10, 19 or 20 of the Lease and a copy of each report or notice received pursuant to Section 11(c) of the Lease to the extent that the same shall not have been furnished or be required to have been furnished to the Indenture Trustee pursuant to the Lease;

               (e) except pursuant to the Operative Documents or with the consent of the Indenture Trustee (acting pursuant to instructions given in accordance with Section 9.01 hereof), the Owner Trustee will not contract for, create, incur, assume or suffer to exist any Debt, and will not guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing, or otherwise), endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the Debt of any other Person; and

               (f) the Owner Trustee will not enter into any business or other activity other than the business of owning the Aircraft, the leasing thereof to Lessee and the carrying out of the transactions contemplated hereby and by the Lease, the Participation Agreement, the Trust Agreement and the other Operative Documents.

               SECTION 4.02. Event of Default.

               "Event of Default" means any of the following events (whatever the reason for such Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of Law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) any Lease Event of Default (provided that any such Lease Event of Default caused solely by a failure of Lessee to pay to the Owner Trustee or the Owner Participant when due any amount that is included in the definition of Excluded Payments shall not constitute an Event of Default unless notice is given by the Owner Trustee to the Indenture Trustee that such failure shall constitute an Event of Default); or

               (b) the failure of the Owner Trustee to pay when due any payment of Principal Amount of, interest on, Make-Whole Amount, if any, or other amount due and payable under any Equipment Note or hereunder (other than any such failure arising as a result of a Lease Event of Default or a Lease Default) and such failure shall have continued unremedied for ten
(10) Business Days in the case of any payment of Principal Amount or interest or Make-Whole Amount, if any, thereon and, in the case of any other amount, for ten (10) Business Days after the Owner Trustee or the Owner Participant receives written demand from the Indenture Trustee or any Note Holder; or

               (c) any Lien required to be discharged by the Owner Trustee in its individual or trust capacity pursuant to Section 7(f) of the Participation Agreement, or by the Owner Participant pursuant to Section 7(f) of the Participation Agreement shall remain undischarged for a period of thirty (30) days after the Owner Trustee and the Owner Participant shall have received written notice from the Indenture Trustee or any Note Holder of such Lien; or

               (d) any representation or warranty made by the Owner Participant or the Owner Trustee herein, in the Participation Agreement or in any certificate furnished by the Owner Participant or the Owner Trustee to the Indenture Trustee or any Note Holder in connection with the transactions contemplated by the Operative Documents shall prove to have been false or incorrect when made in any material respect and continues to be material and adverse to the interests of the Indenture Trustee or the Note Holders; and if such misrepresentation is capable of being corrected and if such correction is being sought diligently, such misrepresentation shall not have been corrected within sixty (60) days (or, without affecting
Section 4.02(f) hereof, in the case of the representations made in Section 7(a) of the Participation Agreement as to the citizenship of the Owner Trustee in its individual capacity [or of the Owner Participant, respectively,]4 as soon as is reasonably practicable but in any event within sixty (60) days following notice thereof from the Indenture Trustee or any Note Holder to the Owner Trustee or the Owner Participant, as the case may be); or


-------------------
4       Delete for foreign OP.


               (e) other than as provided in (c) above or (f) below, any failure by the Owner Trustee or Owner Participant to observe or perform any other covenant or obligation of the Owner Trustee or Owner Participant, as the case may be, for the benefit of the Indenture Trustee or the Note Holders contained in the Participation Agreement, Section 4.01(a) of the Trust Agreement, the Equipment Notes or this Trust Indenture which is not remedied within a period of sixty (60) days after notice thereof has been given to the Owner Trustee and the Owner Participant; or

               (f) if at any time when the Aircraft is registered under the laws of the United States, the Owner Participant shall not be a Citizen of the United States, and as the result thereof the registration of the Aircraft under the Transportation Code, and regulations then applicable thereunder, shall cease to be effective; provided that no Event of Default shall be deemed to have occurred under this paragraph (f) unless such circumstances continue unremedied for more than sixty (60) days after the Owner Participant has Actual Knowledge of the state of facts that resulted in such ineffectiveness and of such loss of citizenship; or

               (g) at any time either (i) the commencement of an involuntary case or other proceeding in respect of the Owner Participant, the Owner Trustee or the Trust Estate under the federal bankruptcy Laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar Law in the United States or seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Owner Participant, the Owner Trustee or the Trust Estate or for all or substantially all of its property, or seeking the winding-up or liquidation of its affairs and the continuation of any such case or other proceeding undismissed and unstayed for a period of ninety (90) consecutive days; or (ii) the commencement by the Owner Participant, the Owner Trustee or the Trust Estate of a voluntary case or proceeding under the federal bankruptcy Laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar Law in the United States, or the consent by the Owner Participant, the Owner Trustee or the Trust Estate to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Owner Participant, the Owner Trustee or the Trust Estate or for all or substantially all of its property, or the making by the Owner Participant, the Owner Trustee or the Trust Estate of any assignment for the benefit of creditors or the Owner Participant or the Owner Trustee shall take any action to authorize any of the foregoing; provided, however, that an event referred to in this Section 4.02(g) with respect to the Owner Participant shall not constitute an Event of Default if within thirty (30) days of the commencement of the case or proceeding a final non-appealable order, judgement or decree shall be entered in such case or proceeding by a court or a trustee, custodian, receiver or liquidator, to the effect that no part of the Trust Estate (except for the Owner Participant's beneficial interest therein) and no right, title or interest under the Trust Indenture Estate shall be included in, or be subject to, any declaration or adjudication of, or proceedings with respect to, the bankruptcy, insolvency or liquidation of the Owner Participant referred to in this Section 4.02(g).

               SECTION 4.03. Certain Rights.

               The Indenture Trustee shall give the Note Holders, the Owner Trustee and the Owner Participant prompt written notice of any Event of Default of which the Indenture Trustee has Actual Knowledge and, if any such Event of Default results from a Lease Event of Default, shall give the Note Holders, the Owner Trustee and the Owner Participant not less than ten
(10) Business Days prior written notice of the date (the "Enforcement Date") on or after which the Indenture Trustee may (subject to the notice provision set forth in Section 4.04(a)) commence and consummate the exercise of any remedy or remedies described in Section 4.04, 4.05 or 4.06 hereof, or the exercise of any remedy or remedies pursuant to, and in accordance with, the provisions of Section 15 of the Lease; provided, however, that in the event the Indenture Trustee shall have validly terminated the Lease (or, in the event of a reorganization proceeding involving Lessee instituted under Chapter 11 of the Bankruptcy Code, such Lease is rejected), the Indenture Trustee shall not, without the consent of the Owner Participant, sell or lease, or otherwise afford the use of, the Aircraft or any portion thereof to Lessee or any Affiliate thereof. Without limiting the generality of the foregoing, the Indenture Trustee shall give the Owner Trustee, the Owner Participant and Lessee at least ten (10) Business Days prior written notice (which may be given concurrently with notice of the Enforcement Date) of any declaration of the Lease to be in default pursuant to Sections 14 and 15 of the Lease or any termination of the Lease. If an Event of Default shall have occurred and be continuing, the Owner Trustee shall have the following rights hereunder, any of which may be exercised directly by the Owner Participant.

               If as a result of the occurrence of an Event of Default in respect of the nonpayment by Lessee of Basic Rent due under the Lease, the Indenture Trustee shall have insufficient funds to make any payment of Principal Amount and interest on any Equipment Note on the day it becomes due and payable, the Owner Trustee or the Owner Participant may, but shall not be obligated to, pay the Indenture Trustee prior to the Enforcement Date, in the manner provided in Section 2.04 hereof, for application in accordance with Section 3.01 hereof, an amount equal to the portion of the Principal Amount and interest (including interest, if any, on any overdue payments of such portion of Principal Amount and interest) then due and payable on the Equipment Notes, and, unless the Owner Trustee has cured Events of Default in respect of payments of Basic Rent on each of the three
(3) immediately preceding Basic Rent payment dates, or the Owner Trustee has cured six (6) previous Events of Default in respect of payments of Basic Rent, such payment by the Owner Trustee shall, solely for purposes of this Trust Indenture, be deemed to cure any Indenture Event of Default which would otherwise have arisen on account of the nonpayment by Lessee of such installment of Basic Rent (but not any other Indenture Default or Indenture Event of Default which shall have occurred and be continuing).

               If any Lease Event of Default (other than in respect of the nonpayment of Basic Rent by Lessee) which can be cured by the payment of money has occurred, the Owner Trustee or the Owner Participant may, but shall not be obligated to, cure such Lease Event of Default by making such payment prior to the Enforcement Date as is necessary to accomplish the observance or performance of the defaulted covenant, condition or agreement. Such payment by the Owner Trustee or the Owner Participant shall, solely for the purposes of this Trust Indenture, be deemed to cure any Indenture Event of Default which would otherwise have arisen on account of the failure to observe or perform the defaulted covenant, condition or agreement (but not any other Indenture Default or Indenture Event of Default).

               Except as hereinafter in this Section 4.03 provided, the Owner Trustee shall not, as a result of exercising the right to cure any such Event of Default, obtain any Lien on any of the Mortgaged Property or any Rent payable under the Lease for or on account of costs or expenses incurred in connection with the exercise of such right, nor shall any claim of the Owner Trustee against Lessee or any other party for the repayment of such costs or expenses impair the prior right and security interest of the Indenture Trustee in and to the Mortgaged Property. Upon any payment by the Owner Trustee or the Owner Participant pursuant to the first or second preceding paragraphs of this Section 4.03, the Owner Trustee or the Owner Participant, as the case may be, shall be subrogated to the rights of the Indenture Trustee and the Note Holders in respect of the Basic Rent which was overdue at the time of such payment and interest payable by Lessee on account of its being overdue and any Supplemental Rent in respect of the reimbursement of amounts paid by Owner Trustee pursuant to the immediately preceding paragraph (but in either case shall have no rights as a secured party hereunder), and thereafter, the Owner Trustee or the Owner Participant, as the case may be, shall be entitled to receive such overdue Basic Rent or Supplemental Rent, as the case may be, and interest thereon upon receipt thereof by the Indenture Trustee (and shall be entitled to bring an action against Lessee to enforce such payment); provided, however, that (i) if the Principal Amount and interest on the Equipment Notes shall have become due and payable pursuant to Section 4.04(b) hereof (and such acceleration shall not have been rescinded pursuant to Section 4.04(b)), such subrogation shall, until the Principal Amount of, interest on, Make-Whole Amount, if any, and all other amounts due with respect to all Equipment Notes shall have been paid in full, be subordinate to the rights of the Indenture Trustee, the Indenture Indemnitees and the Note Holders in respect of such payment of overdue Basic Rent, Supplemental Rent and such interest and (ii) the Owner Trustee shall not be entitled to seek to recover any such payment (or any payment in lieu thereof) except pursuant to the foregoing right of subrogation by demand or suit for damages.

               SECTION 4.04. Remedies.

               (a) Subject to the provisions of Section 2.14 hereof, if an Event of Default shall have occurred and be continuing and so long as the same shall continue unremedied, then and in every such case the Indenture Trustee may, subject to the second paragraph of this Section 4.04(a), on and after the Enforcement Date if such Event of Default results from a Lease Event of Default, exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Article IV and shall have and may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New York and, in the event such Event of Default is also a Lease Event of Default, any and all of the remedies pursuant to Section 15 of the Lease and may take possession of all or any part of the properties covered or intended to be covered by the Lien created hereby or pursuant hereto and may exclude the Owner Participant, the Owner Trustee and Lessee and all Persons claiming under any of them wholly or partly therefrom, provided, that (x) in the case of a sale of the Aircraft, the Indenture Trustee shall give the Owner Trustee and the Owner Participant, subsequent to [making any written demand for possession of the Aircraft in accordance with the provisions of Section 1110(c)(1) of the Bankruptcy Code], twenty (20) days prior written notice of its intention to sell the Aircraft and (y) in the case of any judicial proceeding to foreclose the Lien of the Indenture, fifteen (15) days prior written notice of its intention to initiate such proceeding and, provided, further, that in the event the Indenture Trustee shall have validly terminated the Lease (or, in the event of a reorganization proceeding involving Lessee instituted under Chapter 11 of the Bankruptcy Code, such Lease is [deemed] rejected [as specified in Section 1110(c)(2) of the Bankruptcy Code], the Indenture Trustee shall not, without the consent of the Owner Participant, sell or lease, or otherwise afford the use of, the Aircraft or any portion thereof to Lessee or any affiliate thereof. Unless an Event of Default not resulting from or relating to a Lease Event of Default has occurred and is continuing, the Owner Participant may bid at any public sale and become the purchaser. Without limiting any of the foregoing, it is understood and agreed that the Indenture Trustee may exercise any right of sale of the Aircraft available to it, even though it shall not have taken possession of the Aircraft and shall not have possession thereof at the time of such sale.

               Anything in this Trust Indenture to the contrary notwithstanding, the Indenture Trustee shall not be entitled to exercise any remedy hereunder as a result of an Event of Default which arises solely by reason of one or more events or circumstances which constitute a Lease Event of Default unless the Indenture Trustee as security assignee of the Owner Trustee shall have (i) accelerated the maturity of the Equipment Notes and (ii) exercised or concurrently be exercising one or more of the remedies provided for in Section 15 of the Lease to terminate the Lease (in the event that it is not commercially reasonable to take possession of the Aircraft) or take possession and/or sell the Aircraft; provided, however, that such requirement to exercise one or more of such remedies under the Lease shall not apply in circumstances where the Indenture Trustee is, and has been, for a continuous period in excess of sixty (60) days subsequent to the entry of an order for relief as specified in Section 1110(a)(2)(A) of the Bankruptcy Code (such 60-day period being the "Section 1110 Period"), involuntarily stayed or prohibited by applicable law or court order from exercising such remedies under the Lease (a "Continuous Stay Period"); provided further, however, that the requirement to exercise one or more of such remedies under the Lease shall nonetheless be applicable during a Continuous Stay Period subsequent to the expiration of the Section 1110 Period to the extent that the continuation of such Continuous Stay Period subsequent to the expiration of the Section 1110 Period (A) results from an agreement by the trustee or the debtor-in-possession in such proceeding during the Section 1110 Period with the approval of the relevant court to perform the Lease in accordance with Section 1110(a)(2)(A) of the Bankruptcy Code and Lessee continues to perform as required by Section 1110(a)(2) of the Bankruptcy Code and cures any default (other than a default of a kind specified in Section 365(b)(2) of the Bankruptcy Code) within the applicable time period specified in Section 1110(a)(2)(B) of the Bankruptcy Code or (B) is an extension of the Section 1110 Period with the consent of the Indenture Trustee pursuant to Section 1110(b) of the Bankruptcy Code or (C) is the consequence of the Indenture Trustee's own failure to give any requisite notice or demand to any Person. In the event that the applicability of Section 1110 of the Bankruptcy Code to the Aircraft is being contested by Lessee in judicial proceedings, both the Indenture Trustee and the Owner Trustee shall have the right to participate in such proceedings.

               It is expressly understood and agreed that, subject only to the immediately preceding paragraph, the inability, described in such paragraph, of the Indenture Trustee to exercise any right or remedy under the Lease shall in no event and under no circumstances prevent the Indenture Trustee from exercising any or all of its rights, powers and remedies under this Trust Indenture, including, without limitation, this
Article IV.

               (b) If an Event of Default shall have occurred and be continuing, then and in every such case the Indenture Trustee may (and shall, upon receipt of a written demand therefor from a Majority in Interest of Note Holders), subject to Section 4.03 hereof, at any time, by delivery of written notice or notices to the Owner Trustee and the Owner Participant, declare all the Equipment Notes to be due and payable, whereupon the unpaid Principal Amount of all Equipment Notes then outstanding, together with accrued but unpaid interest thereon (without Make-Whole Amount) and other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived; provided that if an Event of Default referred to in clause (g) of Section 4.02 hereof shall have occurred and be continuing or a Lease Event of Default under Section 14(e) of the Lease shall have occurred and be continuing, then and in every such case the unpaid Principal Amount then outstanding, together with accrued but unpaid interest and all other amounts due thereunder and hereunder shall immediately and without further act become due and payable without presentment, demand, protest or notice, all of which are hereby waived; provided further that in the event of a reorganization proceeding involving Lessee instituted under Chapter 11 of the Bankruptcy Code, if no other Lease Event of Default and no other Event of Default (other than the failure to pay the Principal Amount of the Equipment Notes which by such declaration have become payable) exists at any time after the consummation of such proceeding, such declaration shall be automatically rescinded without any further action on the part of any Note Holder.

               This Section 4.04(b), however, is subject to the condition that, if at any time after the Principal Amount of the Equipment Notes shall have become so due and payable, and before any judgment or decree for the payment of the money so due, or any thereof, shall be entered, all overdue payments of interest upon the Equipment Notes and all other amounts payable under the Equipment Notes (except the Principal Amount of the Equipment Notes which by such declaration shall have become payable) shall have been duly paid, and every other Default and Event of Default with respect to any covenant or agreement contained in this Trust Indenture shall have been cured, then and in every such case a Majority in Interest of Note Holders may (but shall not be obligated to), by written instrument filed with the Indenture Trustee, rescind and annul the Indenture Trustee's declaration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon.

               Any acceleration pursuant to this Section 4.04(b) shall be automatically rescinded and any related declaration of an Event of Default annulled in the event that the Owner Trustee shall have cured, in accordance with Section 4.03 hereof, the Event of Default that resulted in such acceleration or declaration.

               (c) Any Note Holder shall be entitled, at any sale pursuant to Section 15 of the Lease or this Section 4.04, to credit against any purchase price bid at such sale by such holder all or any part of the unpaid obligations owing to such Note Holder and secured by the Lien of this Trust Indenture (but only to the extent that such purchase price would have been paid to such Note Holder pursuant to Article III hereof if such purchase price were paid in cash and the foregoing provisions of this subsection (c) were not given effect).

               (d) In the event of any sale of the Trust Indenture Estate, or any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Trust Indenture, the unpaid Principal Amount of all Equipment Notes then outstanding, together with accrued interest thereon, and other amounts due thereunder, shall immediately become due and payable without presentment, demand, protest or notice, all of which are hereby waived.

               (e) Notwithstanding anything contained herein, so long as the Pass Through Trustee under the Pass Through Trust Agreement or the Subordination Agent on its behalf is a Note Holder, the Indenture Trustee will not be authorized or empowered to acquire title to any Mortgaged Property or take any action with respect to any Mortgaged Property so acquired by it if such acquisition or action would cause any Pass Through Trust to fail to qualify as a "grantor trust" for federal income tax purposes.

               SECTION 4.05. Return of Aircraft, Etc.

               (a) If an Event of Default shall have occurred and be continuing and the Equipment Notes have become due and payable pursuant to
Section 4.04(b) of this Trust Indenture, subject to Sections 4.03 and 4.04 hereof and unless the Owner Trustee or the Owner Participant shall have elected to purchase the Equipment Notes, at the request of the Indenture Trustee, the Owner Trustee shall promptly execute and deliver to the Indenture Trustee such instruments and other documents as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or an agent or representative designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Mortgaged Property included in the Trust Indenture Estate to which the Indenture Trustee shall at the time be entitled hereunder. If the Owner Trustee shall for any reason fail to execute and deliver such instruments and documents after such request by the Indenture Trustee, the Indenture Trustee may (i) obtain a judgment conferring on the Indenture Trustee the right to immediate possession and requiring the Owner Trustee to execute and deliver such instruments and documents to the Indenture Trustee, to the entry of which judgment the Owner Trustee hereby specifically consents to the fullest extent permitted by applicable Law, and (ii) pursue all or part of such Mortgaged Property wherever it may be found and, in the event that a Lease Event of Default has occurred and is continuing, may enter any of the premises of Lessee wherever such Mortgaged Property may be or be supposed to be and search for such Mortgaged Property and take possession of and remove such Mortgaged Property. All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Trust Indenture.

               (b) Upon every taking of possession pursuant to Section 4.05(a), the Indenture Trustee may, from time to time, at the expense of the Mortgaged Property, make all such expenditures for maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modifications or alterations to and of the Mortgaged Property, as it may deem proper. In each such case, the Indenture Trustee shall have the right to maintain, use, operate, store, insure, lease, control, manage, dispose of, modify or alter the Mortgaged Property and to carry on the business and to exercise all rights and powers of the Owner Participant and the Owner Trustee relating to the Mortgaged Property, as the Indenture Trustee shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modification or alteration of the Mortgaged Property or any part thereof as the Indenture Trustee may determine, and the Indenture Trustee shall be entitled to collect and receive directly all tolls, rents (including Rent), revenues, issues, income, products and profits of the Mortgaged Property and every part thereof, except Excluded Payments, without prejudice, however, to the right of the Indenture Trustee under any provision of this Trust Indenture to collect and receive all cash held by, or required to be deposited with, the Indenture Trustee hereunder other than Excluded Payments. Such tolls, rents (including Rent), revenues, issues, income, products and profits shall be applied to pay the expenses of the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, improvement, modification or alteration of the Mortgaged Property and of conducting the business thereof, and to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Mortgaged Property or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner Trustee), and all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Trust Indenture, as well as just and reasonable compensation for the services of the Indenture Trustee, and of all Persons properly engaged and employed by the Indenture Trustee with respect hereto.

               SECTION 4.06. Remedies Cumulative.

               Each and every right, power and remedy given to the Indenture Trustee specifically or otherwise in this Trust Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Indenture Trustee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner Trustee or Lessee or to be an acquiescence therein.

               SECTION 4.07. Discontinuance of Proceedings.

               In case the Indenture Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Trust Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, then and in every such case the Owner Trustee, the Indenture Trustee and Lessee shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Mortgaged Property, and all rights, remedies and powers of the Owner Trustee, the Indenture Trustee or Lessee shall continue as if no such proceedings had been instituted.

               SECTION 4.08. Waiver of Past Defaults.

               Upon written instruction from a Majority in Interest of Note Holders, and subject to Section 5.02 the Indenture Trustee shall waive any past Default hereunder and its consequences and upon any such waiver such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Trust Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon; provided, that in the absence of written instructions from all the Note Holders, the Indenture Trustee shall not waive any Default (i) in the payment of the Principal Amount, Make-Whole Amount, if any, and interest and other amounts due under any Equipment Note then outstanding, or (ii) in respect of a covenant or provision hereof which, under Article IX hereof, cannot be modified or amended without the consent of each Note Holder.

               SECTION 4.09. Appointment of Receiver.

               If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall, as a matter of right, be entitled to the appointment of a receiver (who may be the Indenture Trustee or any successor or nominee thereof) for all or any part of the Mortgaged Property, whether such receivership be incidental to a proposed sale of the Mortgaged Property or the taking of possession thereof or otherwise, and the Owner Trustee hereby consents to the appointment of such a receiver and will not oppose any such appointment. Any receiver appointed for all or any part of the Mortgaged Property shall be entitled to exercise all the rights and powers of the Indenture Trustee with respect to the Mortgaged Property.

               SECTION 4.10. Indenture Trustee Authorized to Execute Bills of Sale, Etc.

               The Owner Trustee irrevocably appoints the Indenture Trustee the true and lawful attorney-in-fact of the Owner Trustee in its name and stead and on its behalf, for the purpose, if an Event of Default shall have occurred and be continuing, of effectuating in accordance with applicable Law any sale, assignment, transfer or delivery for the enforcement of the Lien of this Trust Indenture, whether pursuant to foreclosure or power of sale, assignments and other instruments as may be necessary or appropriate, with full power of substitution, the Owner Trustee hereby ratifying and confirming all that such attorney or any substitute shall do by virtue hereof in accordance with applicable Law. Nevertheless, if so requested by the Indenture Trustee or any purchaser, the Owner Trustee shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to the Indenture Trustee or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

               SECTION 4.11. Rights of Note Holders to Receive Payment.

               Notwithstanding any other provision of this Trust Indenture, the right of any Note Holder to receive payment of principal of, and Make-Whole Amount, if any, and interest on an Equipment Note on or after the respective due dates expressed in such Equipment Note, or to bring suit for the enforcement of any such payment on or after such respective dates in accordance with the terms hereof, shall not be impaired or affected without the consent of such Note Holder.


                                 ARTICLE V

                      DUTIES OF THE INDENTURE TRUSTEE

               SECTION 5.01. Notice of Event of Default.

               If the Indenture Trustee shall have Actual Knowledge of an Event of Default or of a Default arising from a failure to pay Rent, the Indenture Trustee shall give prompt written notice thereof to the Owner Trustee, the Owner Participant, Lessee and each Note Holder. Subject to the terms of Sections 2.14, 4.03, 4.04, 4.08, 5.02 and 5.03 hereof, the
Indenture Trustee shall take such action, or refrain from taking such action, with respect to such Event of Default or Default (including with respect to the exercise of any rights or remedies hereunder) as the Indenture Trustee shall be instructed in writing by a Majority in Interest of Note Holders. Subject to the provisions of Section 5.03, if the Indenture Trustee shall not have received instructions as above provided within twenty (20) days after mailing notice of such Event of Default to the Note Holders, the Indenture Trustee may, subject to instructions thereafter received pursuant to the preceding provisions of this Section 5.01, take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to such Event of Default or Default as it shall determine advisable in the best interests of the Note Holders. If the Indenture Trustee shall at any time declare the Lease to be in default pursuant to Section 15 thereof or shall elect to foreclose or otherwise enforce this Trust Indenture, the Indenture Trustee shall forthwith notify the Owner Participant, the Note Holders, the Owner Trustee and Lessee. For all purposes of this Trust Indenture, in the absence of Actual Knowledge on the part of the Indenture Trustee, the Owner Trustee or the Owner Participant, the Indenture Trustee, the Owner Trustee or the Owner Participant, as the case may be, shall not be deemed to have knowledge of a Default or an Event of Default (except, in the case of the Indenture Trustee, the failure of Lessee to pay any installment of Basic Rent within one (1) Business Day after the same shall become due, if any portion of such installment was then required to be paid to the Indenture Trustee, which failure shall constitute knowledge of a Default) unless notified in writing by Lessee, the Owner Trustee, the Owner Participant or one or more Note Holders.

               SECTION 5.02. Action upon Instructions; Certain Rights and Limitations.

               (a) Subject to the terms of Sections 2.14, 4.03, 4.04(a) and
(b), 4.08, 5.01 and 5.03 hereof, upon the written instructions at any time and from time to time of a Majority in Interest of Note Holders, the Indenture Trustee shall, subject to the terms of this Section 5.02, take such of the following actions as may be specified in such instructions: (i) give such notice or direction or exercise such right, remedy or power hereunder as shall be specified in such instructions; (ii) give such notice or direction or exercise such right, remedy or power under the Lease, the Participation Agreement, the Purchase Agreement, or any other part of the Trust Indenture Estate as shall be specified in such instructions; and
(iii) after the occurrence and during the continuance of an Event of Default, approve as satisfactory to the Indenture Trustee all matters required by the terms of the Lease to be satisfactory to the Owner Trustee, it being understood that without the written instructions of a Majority in Interest of Note Holders, the Indenture Trustee shall not approve any such matter as satisfactory to the Indenture Trustee; provided, that anything contained in this Trust Indenture, the Lease or the other Operative Documents to the contrary notwithstanding:

                            (1) the Owner Trustee or the Owner Participant may, without the consent of the Indenture Trustee, demand, collect, sue for or otherwise obtain all amounts included in Excluded Payments from Lessee, exercise any election or option or make any decision or determination or to give or receive any notice, consent, waiver or approval in respect of any Excluded Payment and seek legal or equitable remedies to require Lessee to maintain the insurance coverage referred to in Section 11 of the Lease; provided, that the rights referred to in this clause (1) shall not be deemed to include the exercise of any remedies provided for in
        Section 15 of the Lease other than the right to proceed by appropriate court action, either at law or in equity, to enforce payment by Lessee of such amounts included in Excluded Payments or performance by Lessee of such insurance covenant, or to recover damages for the breach thereof or for specific performance of any covenant of Lessee;

                            (2) the Indenture Trustee shall not, without the consent of the Owner Trustee and the Owner Participant, which consent shall not be withheld if no right or interest of the Owner Trustee or the Owner Participant shall be diminished or impaired thereby, (i) enter into, execute and deliver amendments, modifications, waivers or consents in respect of any of the provisions of the Lease or any other Operative Document, or (ii) approve any accountants, engineers, appraisers or counsel as satisfactory to render services for or issue opinions to the Owner Trustee pursuant to the Operative Documents;

                            (3) whether or not a Default or Event of Default under this Trust Indenture has occurred and is continuing, the Owner Trustee and the Owner Participant shall have the right, together with the Indenture Trustee, (i) to receive from Lessee all notices, certificates, reports, filings, opinions of counsel and other documents and all information which any thereof is permitted or required to give or furnish to the Owner Trustee or Lessor pursuant to any Operative Document, (ii) to exercise inspection rights pursuant to Section 12 of the Lease and (iii) to give notices of default under Section 14 of the Lease;

                            (4) whether or not a Default or Event of Default under the Trust Indenture has occurred and is continuing, the Owner Trustee shall have the right to the exclusion of the Indenture Trustee to (i) adjust upwards Rent, EBO Amount and Termination Values as provided in Section 3(c) of the Lease, (ii) to extend the Term, (iii) to retain all rights with respect to insurance maintained for its own account which Section 11(f) of the Lease specifically confers on Lessor or the Owner Participant, (iv) to exercise, to the extent necessary to enable it to exercise its rights under Section 4.03 hereof, the rights of Lessor under
        Section 22 of the Lease and (v) to select counsel with respect to any opinion relating to tax matters to be delivered solely to the Owner Participant;

                            (5) so long as no Indenture Trustee Event has occurred and is continuing, the Owner Trustee shall have the right, to the exclusion of the Indenture Trustee, to adjust EBO Amounts and Termination Values as provided in Section 3(c) of the Lease or to adjust downward any installment or amount of Basic Rent, Termination Value or EBO Amount, as such installments and amounts are set forth in Exhibits B-1, C and D, respectively, to the Lease, to the extent of the portion of such installment or amount that would, under Section 3.01, 3.02 or 3.03 hereof, as the case may be, be distributable to the Owner Trustee or the Owner Participant;

                            (6) whether or not a Default or Event of Default under the Trust Indenture has occurred and is continuing, the Owner Trustee may, without the consent of the Indenture Trustee, (i) solicit and make bids with respect to the Aircraft under Section 9 of the Lease in respect of a termination of the Lease by Lessee pursuant to Section 9 thereof, (ii) determine "fair market sales value" and "fair market rental value" under Section 19 of the Lease for all purposes except following an Event of Default pursuant to Section 15 of the Lease, and (iii) make an election pursuant to and in accordance with the provisions of Section 9(b) of the Lease; and

                            (7) so long as no Indenture Trustee Event shall have occurred and be continuing, except as provided in clauses (2) and (3) above, all other rights of the "Lessor" under the Lease shall be exercised by the Owner Trustee to the exclusion of the Indenture Trustee including, without limitation, the right to (i) exercise all rights with respect to Lessee's use and operation, modification or maintenance of the Aircraft and any Engine which the Lease specifically confers on Lessor, and (ii) consent to and approve any assignment pursuant to Section 13 of the Lease; provided that the foregoing shall not (A) limit any rights separately granted to the Indenture Trustee under the Operative Documents, (B) limit the right of the Indenture Trustee to receive any funds to be delivered to the "Lessor" under the Lease (except with respect to Excluded Payments) and under the Purchase Agreement or confer upon the Owner Trustee the right to adversely affect the validity or enforceability of the Lien of this Indenture by depriving the Note Holders or other Indenture Indemnitees of the benefit thereof or (C) confer on the Owner Trustee the right to agree to any amendment or supplement to the Lease except in accordance with Article IX.

               Notwithstanding anything to the contrary contained herein, the Indenture Trustee shall have the right, to the exclusion of the Owner Trustee and the Owner Participant, to (A) declare the Lease to be in default under Section 15 thereof and (B) subject only to the provisions of Sections 4.03, 4.04(a) and (b) and 2.14 hereof, exercise the remedies set forth in such Section 15 (other than in connection with Excluded Payments) at any time that a Lease Event of Default shall have occurred and be continuing.

               The Indenture Trustee will execute and the Owner Trustee will file or cause to be filed such continuation statements with respect to financing statements relating to the security interest created hereunder in the Trust Indenture Estate as specified by Lessee pursuant to Section 7(d) of the Participation Agreement or as may be specified from time to time in written instructions of a Majority in Interest of Note Holders (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the form of such continuation statement so to be filed). The Indenture Trustee will furnish to each Note Holder (and, during the continuation of an Indenture Trustee Event, to the Owner Trustee and Owner Participant), promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates and other instruments furnished to the Indenture Trustee under the Lease or hereunder, including, without limitation, a copy of any Termination Notice and a copy of each report or notice received pursuant to Sections 9(a) and 11(c) of the Lease, respectively, to the extent that the same shall not have been furnished to such Note Holder pursuant hereto or to the Lease.

               (b) If any Lease Event of Default shall have occurred and be continuing and the Owner Trustee shall not have cured fully such Lease Event of Default under and in accordance with Section 4.03 hereof or irrevocably elected to purchase the Equipment Notes pursuant to Section 2.14, on request of a Majority in Interest of Note Holders, the Indenture Trustee shall declare the Lease to be in default pursuant to Section 15 thereof and, subject to the provisions of this Trust Indenture, exercise those remedies specified by such Note Holders. The Indenture Trustee agrees to provide to the Note Holders, the Owner Trustee, the Owner Participant and Lessee concurrently with such declaration by the Indenture Trustee, notice of such declaration by the Indenture Trustee.

               SECTION 5.03. Indemnification.

               The Indenture Trustee shall not be required to take any action or refrain from taking any action under Sections 5.01 (other than the first sentence thereof), 5.02 or Article IV hereof unless the Indenture Trustee shall have been indemnified to its reasonable satisfaction against any liability, cost or expense (including counsel fees) which may be incurred in connection therewith pursuant to a written agreement with one or more Note Holders. The Indenture Trustee shall not be under any obligation to take any action under this Trust Indenture and nothing herein or therein shall require the Indenture Trustee to expend or risk its own funds or otherwise incur the risk of any financial liability in the performance of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (the written indemnity of any Note Holder who is a QIB, signed by an authorized officer thereof, in favor of, delivered to and in form reasonably satisfactory to Indenture Trustee shall be accepted as reasonable assurance of adequate indemnity). The Indenture Trustee shall not be required to take any action under Section 5.01 (other than the first sentence thereof) or 5.02 or
Article IV hereof, nor shall any other provision of this Trust Indenture or any other Operative Document be deemed to impose a duty on the Indenture Trustee to take any action, if the Indenture Trustee shall have been advised by counsel that such action is contrary to the terms hereof or of the Lease or is otherwise contrary to Law.

               SECTION 5.04. No Duties Except as Specified in Trust Indenture or Instructions.

               The Indenture Trustee shall not have any duty or obligation to use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Indenture Estate, or to otherwise take or refrain from taking any action under, or in connection with, this Trust Indenture or any part of the Trust Indenture Estate, except as expressly provided by the terms of this Trust Indenture or as expressly provided in written instructions from Note Holders as provided in this Trust Indenture; and no implied duties or obligations shall be read into this Trust Indenture against the Indenture Trustee. The Indenture Trustee agrees that it will in its individual capacity and at its own cost and expense (but without any right of indemnity in respect of any such cost or expense under Section 7.01 hereof), promptly take such action as may be necessary duly to discharge all liens and encumbrances on any part of the Trust Indenture Estate which result from claims against it in its individual capacity not related to the ownership of the Aircraft or the administration of the Trust Indenture Estate or any other transaction pursuant to this Trust Indenture or any document included in the Trust Indenture Estate.

               SECTION 5.05. No Action Except Under Lease, Trust Indenture or Instructions.

               The Owner Trustee and the Indenture Trustee agree that they will not use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Indenture Estate except (i) as required by the terms of the Lease or (ii) in accordance with the powers granted to, or the authority conferred upon, the Owner Trustee and the Indenture Trustee pursuant to this Trust Indenture and in accordance with the express terms hereof.

               SECTION 5.06. Replacement Airframes and Replacement Engines.

               At any time an Airframe or Engine is to be replaced under or pursuant to Section 10 of the Lease by a Replacement Airframe or Replacement Engine, if no Lease Event of Default is continuing, the Owner Trustee shall direct the Indenture Trustee to execute and deliver to the Owner Trustee an appropriate instrument releasing such Airframe and/or Engine as appropriate from the Lien of this Trust Indenture and the Indenture Trustee shall execute and deliver such instrument as aforesaid, but only upon compliance by Lessee with the applicable provisions of
Section 10 of the Lease and upon receipt by the Indenture Trustee of a written request from the Owner Trustee, requesting such release and specifically describing the Airframe and/or Engine(s) so to be released.

               SECTION 5.07. Indenture Supplements for Replacements.

               If a Replacement Airframe or Replacement Engine is being substituted as contemplated by Section 10 of the Lease, the Owner Trustee and the Indenture Trustee agree for the benefit of the Note Holders and Lessee, subject to fulfillment of the conditions precedent and compliance by Lessee with its obligations set forth in Section 10 of the Lease and the requirements of Section 5.06 hereof with respect to such Replacement Airframe or Replacement Engine, to execute and deliver a Lease Supplement and a Trust Agreement and Indenture Supplement, as applicable, as contemplated by Section 10 of the Lease.

               SECTION 5.08. Effect of Replacement.

               In the event of the substitution of an Airframe or of a Replacement Engine pursuant to Section 10 of the Lease, (a) all provisions of this Trust Indenture relating to the Airframe or Engine or Engines being replaced shall be applicable to such Replacement Airframe or Replacement Engine or Engines with the same force and effect as if such Replacement Airframe or Replacement Engine or Engines were the same airframe or engine or engines, as the case may be, as the Airframe or Engine or Engines being replaced but for the Event of Loss with respect to the Airframe or Engine or Engines being replaced, and (b) the provisions of this Trust Indenture shall no longer be applicable to the Airframe or Engine or Engines being replaced, which shall be released from the Lien of this Indenture.

               SECTION 5.09. Investment of Amounts Held by Indenture
Trustee.

               Any amounts held by the Indenture Trustee as assignee of the Owner Trustee's rights to hold monies for security pursuant to Section 21 of the Lease shall be held in accordance with the terms of such Section and the Indenture Trustee agrees, for the benefit of Lessee, to perform the duties of the Owner Trustee under such Section. Any amounts held by the Indenture Trustee pursuant to the proviso to the first sentence of Section 3.01, pursuant to Section 3.02, or pursuant to any provision of any other Operative Document providing for amounts to be held by the Indenture Trustee which are not distributed pursuant to the other provisions of
Article III hereof shall be invested by the Indenture Trustee from time to time in Cash Equivalents as directed by Lessee so long as the Indenture Trustee may acquire the same using its best efforts. Unless otherwise expressly provided in this Trust Indenture, any income realized as a result of any such investment, net of the Indenture Trustee's reasonable fees and expenses in making such investment, shall be held and applied by the Indenture Trustee in the same manner as the principal amount of such investment is to be applied and any losses, net of earnings and such reasonable fees and expenses, shall be charged against the principal amount invested. The Indenture Trustee shall not be liable for any loss resulting from any investment required to be made by it under this Trust Indenture other than by reason of its willful misconduct or gross negligence, and any such investment may be sold (without regard to its maturity) by the Indenture Trustee without instructions whenever such sale is necessary to make a distribution required by this Trust Indenture.


                                 ARTICLE VI

                    THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE

               SECTION 6.01. Acceptance of Trusts and Duties.

               The Indenture Trustee accepts the duties hereby created and applicable to it and agrees to perform the same but only upon the terms of this Trust Indenture and agrees to receive and disburse all monies constituting part of the Trust Indenture Estate in accordance with the terms hereof. The Owner Trustee, in its individual capacity, and the Indenture Trustee, in its individual capacity, shall not be answerable or accountable under any circumstances, except (i) for their own willful misconduct or gross negligence (other than for the handling of funds, for which the standard of accountability shall be willful misconduct or negligence), (ii) in the case of the Indenture Trustee, as provided in the fourth sentence of Section 2.04(a) hereof and the last sentence of Section
5.04 hereof, and (iii) for liabilities that may result, in the case of the Owner Trustee, from the inaccuracy of any representation or warranty of the Owner Trustee expressly made in its individual capacity in the Participation Agreement or in Section 6.03 hereof (or in any certificate furnished to the Indenture Trustee or any Note Holder in connection with the transactions contemplated by the Operative Documents) or, in the case of the Indenture Trustee (in its individual capacity), from the inaccuracy of any representation or warranty of the Indenture Trustee (in its individual capacity) in the Participation Agreement or expressly made hereunder. Neither the Owner Trustee nor the Indenture Trustee shall be liable for any action or inaction of the other or of the Owner Participant.

               SECTION 6.02. Absence of Duties.

               In the case of the Indenture Trustee, except in accordance with written instructions furnished pursuant to Section 5.01 or 5.02 hereof, and except as provided in, and without limiting the generality of, Sections 5.03 and 5.04 hereof and, in the case of the Owner Trustee, the Owner Trustee and the Indenture Trustee shall have no duty (i) to see to any registration of the Aircraft or any recording or filing of the Lease or of this Trust Indenture or any other document, or to see to the maintenance of any such registration, recording or filing, (ii) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not Lessee shall be in default with respect thereto, (iii) to see to the payment or discharge of any lien or encumbrance of any kind against any part of the Trust Estate or the Trust Indenture Estate, (iv) to confirm, verify or inquire into the failure to receive any financial statements from Lessee, or (v) to inspect the Aircraft at any time or ascertain or inquire as to the performance or observance of any of Lessee's covenants under the Lease with respect to the Aircraft. The Owner Participant shall not have any duty or responsibility hereunder, including, without limitation, any of the duties mentioned in clauses (i) through (v) above; provided, that nothing contained in this sentence shall limit any obligations of the Owner Participant under the Participation Agreement or relieve the Owner Participant from any restriction under Section 4.03 hereof.

               SECTION 6.03. No Representations or Warranties as to Aircraft or Documents.

               NEITHER THE INDENTURE TRUSTEE IN ITS INDIVIDUAL OR TRUST CAPACITY NOR THE OWNER TRUSTEE IN ITS INDIVIDUAL CAPACITY OR AS OWNER TRUSTEE UNDER THE TRUST AGREEMENT, NOR THE OWNER PARTICIPANT MAKES OR SHALL BE DEEMED TO HAVE MADE AND EACH HEREBY EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, QUALITY, DURABILITY, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT OR ANY ENGINE, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, except the Owner Trustee in its individual capacity warrants that (i) the Owner Trustee has received on the Delivery Date whatever title was conveyed to it by Lessee, and (ii) the Aircraft is free and clear of Lessor Liens attributable to the Owner Trustee in its individual capacity. Neither the Owner Trustee, in its individual capacity or as Owner Trustee under the Trust Agreement, nor the Indenture Trustee, in its individual or trust capacities, makes or shall be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Trust Indenture, the Trust Agreement, the Participation Agreement, the Equipment Notes, the Lease, the Purchase Agreement, the Purchase Agreement Assignment, or the Consent and Agreement, or as to the correctness of any statement contained in any thereof, except for the representations and warranties of the Owner Trustee made in its individual capacity and the representations and warranties of the Indenture Trustee, in each case expressly made in this Trust Indenture or in the Participation Agreement. The Loan Participants, the Note Holders and the Owner Participant make no representation or warranty hereunder whatsoever.

               SECTION 6.04. No Segregation of Monies; No Interest.

               Any monies paid to or retained by the Indenture Trustee pursuant to any provision hereof and not then required to be distributed to the Note Holders, Lessee or the Owner Trustee as provided in Article III hereof need not be segregated in any manner except to the extent required by Law or as specifically provided in the Lease and Section 5.09 hereof, and may be deposited under such general conditions as may be prescribed by Law, and the Indenture Trustee shall not be liable for any interest thereon (except that the Indenture Trustee shall invest all monies held as directed by Lessee so long as no Lease Event of Default has occurred and is continuing (or in the absence of such direction, by the Majority In Interest of Note Holders)) in Cash Equivalents; provided, however, that any payments received, or applied hereunder, by the Indenture Trustee shall be accounted for by the Indenture Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.

               SECTION 6.05. Reliance; Agreements; Advice of Counsel.

               Neither the Owner Trustee nor the Indenture Trustee shall incur any liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee and the Indenture Trustee may accept a copy of a resolution of the Board of Directors (or, in the case of the Owner Participant which originally executed the Participation Agreement, evidence of the approval by the Executive Committee thereof) of any party to the Participation Agreement, certified by the Secretary or an Assistant Secretary thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect. As to the aggregate unpaid Principal Amount of Equipment Notes outstanding as of any date, the Owner Trustee may for all purposes hereof rely on a certificate signed by any Vice President or other authorized corporate trust officer of the Indenture Trustee. As to any fact or matter relating to Lessee the manner of ascertainment of which is not specifically described herein, the Owner Trustee and the Indenture Trustee may for all purposes hereof rely on a certificate, signed by a duly authorized officer of Lessee, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee and the Indenture Trustee for any action taken or omitted to be taken by them in good faith in reliance thereon. The Indenture Trustee shall assume, and shall be fully protected in assuming, that the Owner Trustee is authorized by the Trust Agreement to enter into this Trust Indenture and to take all action to be taken by it pursuant to the provisions hereof, and shall not inquire into the authorization of the Owner Trustee with respect thereto. In the administration of the trusts hereunder, the Owner Trustee and the Indenture Trustee each may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may at the expense of the Trust Indenture Estate, consult with counsel, accountants and other skilled persons to be selected and retained by it, and the Owner Trustee and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by them in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

               SECTION 6.06. Capacity in Which Acting.

               The Owner Trustee acts hereunder solely as trustee as herein and in the Trust Agreement provided, and not in its individual capacity, except as otherwise expressly provided herein, in the Trust Agreement and in the Participation Agreement.

               SECTION 6.07. Compensation.

               The Indenture Trustee shall be entitled to reasonable compensation, including expenses and disbursements (including the reasonable fees and expenses of counsel), for all services rendered hereunder and shall, on and subsequent to an Event of Default hereunder, have a priority claim on the Trust Indenture Estate for the payment of such compensation, to the extent that such compensation shall not be paid by Lessee, and shall have the right, on and subsequent to an Event of Default hereunder, to use or apply any monies held by it hereunder in the Trust Indenture Estate toward such payments. The Indenture Trustee agrees that it shall have no right against the Loan Participants, the Note Holders, the Owner Trustee or the Owner Participant for any fee as compensation for its services as trustee under this Trust Indenture.

               SECTION 6.08. Instructions from Note Holders.

               In the administration of the trusts created hereunder, the Indenture Trustee shall have the right to seek instructions from a Majority in Interest of Note Holders should any provision of this Trust Indenture appear to conflict with any other provision herein or should the Indenture Trustee's duties or obligations hereunder be unclear, and the Indenture Trustee shall incur no liability in refraining from acting until it receives such instructions. The Indenture Trustee shall be fully protected for acting in accordance with any instructions received under this Section 6.08.

                                ARTICLE VII

               INDEMNIFICATION OF INDENTURE TRUSTEE BY OWNER TRUSTEE

               SECTION 7.01. Scope of Indemnification.

               The Owner Trustee, not in its individual capacity, but solely as Owner Trustee, hereby agrees, except as otherwise provided in
Section 2.03 or 2.04(b) hereof, to assume liability for, and does hereby indemnify, protect, save and keep harmless the Indenture Trustee (in its individual and trust capacities), and its successors, assigns, agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by the Indenture Trustee on or measured by any compensation received by the Indenture Trustee for its services under this Trust Indenture), claims, actions, suits, costs, expenses or disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever, which may be imposed on, incurred by or asserted against the Indenture Trustee (whether or not also indemnified against by any other Person under any other document) in any way relating to or arising out of this Trust Indenture or any other Operative Document to which it is a party or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, non-acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Aircraft or any Engine (including, without limitation, latent or other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust Indenture Estate or the action or inaction of the Indenture Trustee hereunder, to the extent not reimbursed by Lessee. Notwithstanding any provision to the contrary herein, the scope of the Owner Trustee's indemnity obligations under this Section 7.01 shall not exceed the scope of the indemnity obligations of Lessee under the Participation Agreement and the Lease; and the Indenture Trustee agrees that, prior to seeking indemnification from the Trust Indenture Estate, it will demand, and take such action as it may determine to be reasonable to pursue, indemnification available to the Indenture Trustee under the Lease or the Participation Agreement. Notwithstanding the foregoing, the Indenture Trustee shall not be entitled to any indemnification for any Expenses to the extent relating to or arising from the willful misconduct or gross negligence (or negligence in the case of handling funds) of the Indenture Trustee in the performance of its duties hereunder or resulting from the inaccuracy of any representation or warranty of the Indenture Trustee (in its individual capacity) referred to in Section 6.03 hereof, or as provided in Section 6.01 hereof or in the last sentence of Section 5.04 hereof, or as otherwise excluded by the terms of Sections 6(b) and 6(c) of the Participation Agreement from Lessee's indemnities under such Sections. In addition, if necessary, the Indenture Trustee shall be entitled to indemnification from the Trust Indenture Estate for any liability, obligation, loss, damage, penalty, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this
Section 7.01 to the extent not reimbursed by Lessee or others, but without releasing any of them from their respective agreements of reimbursement; and to secure the same the Indenture Trustee shall have a prior Lien on the Trust Indenture Estate. The Owner Trustee shall be subrogated to the Indenture Trustee's rights, if any, to payment from Lessee for amounts paid by the Owner Trustee under this Section 7.01.


                                ARTICLE VIII

                      SUCCESSOR AND SEPARATE TRUSTEES

               SECTION 8.01. Notice of Successor Owner Trustee.

               In the case of any appointment of a successor to the Owner Trustee pursuant to the Trust Agreement including upon any merger, conversion, consolidation or sale of substantially all of the corporate trust business of the Owner Trustee pursuant to the Trust Agreement, the successor Owner Trustee shall give prompt written notice thereof to the Indenture Trustee, Lessee and the Note Holders.

               SECTION 8.02. Resignation of Indenture Trustee; Appointment of Successor.

               (a) The Indenture Trustee or any successor thereto may resign at any time without cause by giving at least thirty (30) days prior written notice to Lessee, the Owner Trustee, the Owner Participant and each Note Holder, such resignation to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee. In addition, a Majority in Interest of Note Holders may at any time (but only with the consent of Lessee, which consent shall not be unreasonably withheld, except that such consent shall not be necessary if a Lease Event of Default shall have occurred and be continuing) remove the Indenture Trustee without cause by an instrument in writing delivered to the Owner Trustee, Lessee, the Owner Participant and the Indenture Trustee, and the Indenture Trustee shall promptly notify each Note Holder thereof in writing, such removal to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee. In the case of the resignation or removal of the Indenture Trustee, a Majority in Interest of Note Holders may appoint a successor Indenture Trustee by an instrument signed by such holders, which successor, so long as no Lease Event of Default shall have occurred and be continuing, shall be subject to Lessee's reasonable approval. If a successor Indenture Trustee shall not have been appointed within thirty (30) days after such notice of resignation or removal, the Indenture Trustee, the Owner Trustee, the Owner Participant or any Note Holder may apply to any court of competent jurisdiction to appoint a successor Indenture Trustee to act until such time, if any, as a successor shall have been appointed as above provided. The successor Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor Indenture Trustee appointed as above provided.

               (b) Any successor Indenture Trustee, however appointed, shall execute and deliver to the Owner Trustee, the predecessor Indenture Trustee and Lessee an instrument accepting such appointment and assuming the obligations of the Indenture Trustee under the Participation Agreement arising from and after the time of such appointment, and thereupon such successor Indenture Trustee, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Indenture Trustee hereunder in the trust hereunder applicable to it with like effect as if originally named the Indenture Trustee herein; but nevertheless upon the written request of such successor Indenture Trustee, such predecessor Indenture Trustee shall execute and deliver an instrument transferring to such successor Indenture Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights and powers of such predecessor Indenture Trustee, and such predecessor Indenture Trustee shall duly assign, transfer, deliver and pay over to such successor Indenture Trustee all monies or other property then held by such predecessor Indenture Trustee hereunder.

               (c) Any successor Indenture Trustee, however appointed, shall be a bank or trust company having its principal place of business in the United States and having (or whose obligations under the Operative Documents are guaranteed by an affiliated entity having) a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Indenture Trustee hereunder upon reasonable or customary terms.

               (d) Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Indenture Trustee may be transferred, shall, subject to the terms of paragraph (c) of this
Section 8.02, be a successor Indenture Trustee and the Indenture Trustee under this Trust Indenture without further act.

               SECTION 8.03. Appointment of Additional and Separate
Trustees.

               (a) Whenever (i) the Indenture Trustee shall deem it necessary or desirable in order to conform to any Law of any jurisdiction in which all or any part of the Trust Indenture Estate shall be situated or to make any claim or bring any suit with respect to or in connection with the Trust Indenture Estate, this Trust Indenture, any other Indenture Agreement, the Equipment Notes or any of the transactions contemplated by the Participation Agreement, (ii) the Indenture Trustee shall be advised by counsel satisfactory to it that it is so necessary or prudent in the interests of the Note Holders (and the Indenture Trustee shall so advise the Owner Trustee and Lessee), or (iii) the Indenture Trustee shall have been requested to do so by a Majority in Interest of Note Holders, then in any such case, the Indenture Trustee and, upon the written request of the Indenture Trustee, the Owner Trustee, shall execute and deliver an indenture supplemental hereto and such other instruments as may from time to time be necessary or advisable either (1) to constitute one or more bank or trust companies or one or more Persons approved by the Indenture Trustee, either to act jointly with the Indenture Trustee as additional trustee or trustees of all or any part of the Trust Indenture Estate, or to act as separate trustee or trustees of all or any part of the Trust Indenture Estate, in each case with such rights, powers, duties and obligations consistent with this Trust Indenture as may be provided in such supplemental indenture or other instruments as the Indenture Trustee or a Majority in Interest of Note Holders may deem necessary or advisable, or
(2) to clarify, add to or subtract from the rights, powers, duties and obligations theretofore granted any such additional and separate trustee, subject in each case to the remaining provisions of this Section 8.03. If the Owner Trustee shall not have taken any action requested of it under this Section 8.03(a) that is permitted or required by its terms within 15 days after the receipt of a written request from the Indenture Trustee so to do, or if an Event of Default shall have occurred and be continuing, the Indenture Trustee may act under the foregoing provisions of this Section 8.03(a) without the concurrence of the Owner Trustee; and the Owner Trustee hereby irrevocably appoints (which appointment is coupled with an interest) the Indenture Trustee, its agent and attorney-in-fact to act for it under the foregoing provisions of this Section 8.03(a) in either of such contingencies. The Indenture Trustee may, in such capacity, execute, deliver and perform any such supplemental indenture, or any such instrument, as may be required for the appointment of any such additional or separate trustee or for the clarification of, addition to or subtraction from the rights, powers, duties or obligations theretofore granted to any such additional or separate trustee. In case any additional or separate trustee appointed under this Section 8.03(a) shall die, become incapable of acting, resign or be removed, all the assets, property, rights, powers, trusts, duties and obligations of such additional or separate trustee shall revert to the Indenture Trustee until a successor additional or separate trustee is appointed as provided in this Section 8.03(a).

               (b) No additional or separate trustee shall be entitled to exercise any of the rights, powers, duties and obligations conferred upon the Indenture Trustee in respect of the custody, investment and payment of monies and all monies received by any such additional or separate trustee from or constituting part of the Trust Indenture Estate or otherwise payable under any Operative Document to the Indenture Trustee shall be promptly paid over by it to the Indenture Trustee. All other rights, powers, duties and obligations conferred or imposed upon any additional or separate trustee shall be exercised or performed by the Indenture Trustee and such additional or separate trustee jointly except to the extent that applicable Law of any jurisdiction in which any particular act is to be performed renders the Indenture Trustee incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations (including the holding of title to all or part of the Trust Indenture Estate in any such jurisdiction) shall be exercised and performed by such additional or separate trustee. No additional or separate trustee shall take any discretionary action except on the instructions of the Indenture Trustee or a Majority in Interest of Note Holders. No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, except that the Indenture Trustee shall be liable for the consequences of its lack of reasonable care in selecting, and Indenture Trustee's own actions in acting with, any additional or separate trustee. Each additional or separate trustee appointed pursuant to this Section 8.03 shall be subject to, and shall have the benefit of Articles IV through VIII and Article X hereof insofar as they apply to the Indenture Trustee. The powers of any additional or separate trustee appointed pursuant to this Section 8.03 shall not in any case exceed those of the Indenture Trustee hereunder.

               (c) If at any time the Indenture Trustee shall deem it no longer necessary or desirable in order to conform to any such Law or take any such action or shall be advised by such counsel that it is no longer so necessary or desirable in the interest of the Note Holders, or in the event that the Indenture Trustee shall have been requested to do so in writing by a Majority in Interest of Note Holders, the Indenture Trustee and, upon the written request of the Indenture Trustee, the Owner Trustee, shall execute and deliver an indenture supplemental hereto and all other instruments and agreements necessary or proper to remove any additional or separate trustee. The Indenture Trustee may act on behalf of the Owner Trustee under this Section 8.03(c) when and to the extent it could so act under Section 8.03(a) hereof.


                                 ARTICLE IX

             SUPPLEMENTS AND AMENDMENTS TO THIS TRUST INDENTURE
                            AND OTHER DOCUMENTS

               SECTION 9.01. Instructions of Majority; Limitations.

               (a) Except as expressly provided in Section 5.02 hereof, and except with respect to Excluded Payments, the Owner Trustee agrees it shall not enter into any amendment of or supplement to the Lease, the Purchase Agreement (to the extent assigned in the Purchase Agreement Assignment), the Purchase Agreement Assignment, the Consent and Agreement, or execute and deliver any written waiver or modification of, or consent under, the terms of the Lease, the Purchase Agreement (to the extent assigned in the Purchase Agreement Assignment), the Purchase Agreement Assignment, the Consent and Agreement, unless such supplement, amendment, waiver, modification or consent is consented to in writing by the Indenture Trustee and a Majority in Interest of Note Holders. Anything to the contrary contained herein notwithstanding, without the necessity of the consent of any of the Note Holders or the Indenture Trustee, (i) any Excluded Payments payable to the Owner Participant and all rights and obligations under the Operative Documents that are described in clauses (ix) and (x) of the definition of Excluded Payments may be modified, amended, changed or waived in such manner as shall be agreed to by the Owner Participant and Lessee and (ii) the Owner Trustee and Lessee may enter into amendments of or additions to the Lease to modify Section 5 (except to the extent that such amendment would affect the rights or exercise of remedies under Section 15 of the Lease), Section 9, Section 19 or Section 20 of the Lease so long as such amendments, modifications and changes do not and would not affect the time of, or reduce the amount of, Rent payments (except to the extent expressly permitted by Section 5.02) until after the payment in full of all Secured Obligations or otherwise adversely affect the Note Holders.

               (b) Without limiting the provisions of Section 9.01(a) hereof and subject to Section 5.02(a)(2)(i) hereof, the Indenture Trustee agrees with the Note Holders that it shall not enter into any amendment, waiver or modification of, supplement or consent to this Trust Indenture, the Lease, the Purchase Agreement, the Purchase Agreement Assignment, the Consent and Agreement or the Participation Agreement, or any other agreement included in the Trust Indenture Estate, unless such supplement, amendment, waiver, modification or consent is consented to in writing by a Majority in Interest of Note Holders, or does not adversely affect the Note Holders, but upon the written request of a Majority in Interest of Note Holders, the Indenture Trustee shall from time to time enter into any such supplement or amendment, or execute and deliver any such waiver, modification or consent, as may be specified in such request and as may be (in the case of any such amendment, supplement or modification), to the extent such agreement is required, agreed to by the Owner Trustee and Lessee or, as may be appropriate, the Manufacturer; provided, however, that, without the consent of each holder of an affected Equipment Note then outstanding, each Liquidity Provider and the Policy Provider, no such amendment of or supplement to this Trust Indenture, the Lease, the Purchase Agreement, the Purchase Agreement Assignment, the Consent and Agreement or the Participation Agreement or waiver or modification of the terms of, or consent under, any thereof, shall (i) modify any of the provisions of this
Section 9.01, or of Sections 2.02, 2.10, 2.11, 2.15, 4.02, 4.04(c),
4.04(d), 5.02 or 5.06 hereof, Section 14 (except to add an Event of Default) of the Lease, the definitions of "Event of Default", "Default", "Lease Event of Default", "Lease Default", "Indenture Event of Default", "Indenture Default", "Majority in Interest of Note Holders", "Make-Whole Amount" or "Note Holder", or the percentage of Note Holders required to take or approve any action hereunder, (ii) reduce the amount, or change the time of payment or method of calculation of any amount, of Principal Amount, Make-Whole Amount, if any, or interest with respect to any Equipment Note, or alter or modify the provisions of Article III hereof with respect to the order of priorities in which distribution thereunder shall be made as among the Note Holders, the Owner Trustee and Lessee,
(iii) reduce, modify or amend any indemnities in favor of the Note Holders,
(iv) consent to any change in the Trust Indenture or the Lease which would permit redemption of Equipment Notes earlier than permitted under Section
2.10 or 2.11 hereof or the purchase of the Equipment Notes other than as permitted by Section 2.14 hereof, (v) modify any of the provisions of
Section 3(c)(v) of the Lease, or modify, amend or supplement the Lease or consent to any assignment of the Lease, in either case releasing Lessee from its obligations in respect of the payment of Basic Rent, EBO Amount or Termination Value for the Aircraft or altering the absolute and unconditional character of the obligations of Lessee to pay Rent as set forth in Sections 3 and 18 of the Lease or (vi) permit the creation of any Lien on the Trust Indenture Estate or any part thereof other than Permitted Liens or deprive any Note Holder of the benefit of the Lien of this Trust Indenture on the Trust Indenture Estate, except as provided in connection with the exercise of remedies under Article IV hereof. Without the consent of Lessee, no amendment or supplement to this Trust Indenture or waiver or modification of the terms hereof shall adversely affect Lessee.

               (c) At any time after the date hereof, the Owner Trustee and the Indenture Trustee may enter into one or more agreements supplemental hereto without the consent of any Note Holder for any of the following purposes: (i) (a) to cure any defect or inconsistency herein or in the Equipment Notes, or to make any change not inconsistent with the provisions hereof (provided that such change does not adversely affect the interests of any Note Holder in its capacity solely as Note Holder) or (b) to cure any ambiguity or correct any mistake; (ii) to evidence the succession of another party as the Owner Trustee in accordance with the terms of the Trust Agreement or to evidence the succession of a new trustee hereunder pursuant hereto, the removal of the trustee hereunder or the appointment of any co-trustee or co-trustees or any separate or additional trustee or trustees; (iii) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee or to make any other provisions with respect to matters or questions arising hereunder so long as such action shall not adversely affect the interests of the Note Holders in its capacity solely as Note Holder; (iv) to correct or amplify the description of any property at any time subject to the Lien of this Trust Indenture or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subject to the Lien of this Trust Indenture, the Airframe or Engines or any Replacement Airframe or Replacement Engine; (v) to add to the covenants of the Owner Trustee for the benefit of the Note Holders, or to surrender any rights or power herein conferred upon the Owner Trustee, the Owner Participant or Lessee; (vi) to add to the rights of the Note Holders; and (vii) to include on the Equipment Notes any legend as may be required by law.

               SECTION 9.02. Trustees Protected.

               If, in the opinion of the institution acting as Owner Trustee under the Trust Agreement or the institution acting as Indenture Trustee hereunder, any document required to be executed by it pursuant to the terms of Section 9.01 hereof adversely affects any right, duty, immunity or indemnity with respect to such institution under this Trust Indenture or the Lease, such institution may in its discretion decline to execute such document.

               SECTION 9.03. Documents Mailed to Note Holders.

               Promptly after the execution by the Owner Trustee or the Indenture Trustee of any document entered into pursuant to Section 9.01 hereof, the Indenture Trustee shall mail, by first class mail, postage prepaid, a copy thereof to Lessee and to each Note Holder at its address last set forth in the Equipment Note Register, but the failure of the Indenture Trustee to mail such copies shall not impair or affect the validity of such document.

               SECTION 9.04. No Request Necessary for Lease Supplement or Trust Agreement and Indenture Supplement.

               No written request or consent of the Indenture Trustee, the Note Holders or the Owner Participant pursuant to Section 9.01 hereof shall be required to enable the Owner Trustee to enter into any Lease Supplement specifically required by the terms of the Lease or to execute and deliver a Trust Agreement and Indenture Supplement specifically required by the terms hereof.


                                 ARTICLE X

                               MISCELLANEOUS

               SECTION 10.01. Termination of Trust Indenture.

               Upon (or at any time after) payment in full of the Principal Amount of, Make-Whole Amount, if any, and interest on and all other amounts due under all Equipment Notes and provided that there shall then be no other Secured Obligations due to the Note Holders, the Indenture Indemnitees and the Indenture Trustee hereunder or under the Participation Agreement, the Owner Trustee shall direct the Indenture Trustee to execute and deliver to or as directed in writing by the Owner Trustee an appropriate instrument releasing the Aircraft, the Engines, the Lease, the Purchase Agreement, and the Purchase Agreement Assignment with the Consent and Agreement attached thereto from the Lien of this Trust Indenture and the Indenture Trustee shall execute and deliver such instrument as aforesaid and give written notice thereof to Lessee; provided, however, that this Trust Indenture and the trusts created hereby shall earlier terminate and this Trust Indenture shall be of no further force or effect upon any sale or other final disposition by the Indenture Trustee of all property constituting part of the Trust Indenture Estate and the final distribution by the Indenture Trustee of all monies or other property or proceeds constituting part of the Trust Indenture Estate in accordance with the terms hereof. Except as aforesaid otherwise provided, this Trust Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

               SECTION 10.02. No Legal Title to Trust Indenture Estate in Note Holders.

               No holder of an Equipment Note shall have legal title to any part of the Trust Indenture Estate. No transfer, by operation of law or otherwise, of any Equipment Note or other right, title and interest of any Note Holder in and to the Trust Indenture Estate or hereunder shall operate to terminate this Trust Indenture or entitle such holder or any successor or transferee of such holder to an accounting or to the transfer to it of any legal title to any part of the Trust Indenture Estate.

               SECTION 10.03. Sale of Aircraft by Indenture Trustee Is
Binding.

               Any sale or other conveyance of the Trust Indenture Estate, or any part thereof (including any part thereof or interest therein), by the Indenture Trustee made pursuant to the terms of this Trust Indenture shall bind the Note Holders and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, the Owner Trustee, the Owner Participant and such holders in and to such Trust Indenture Estate or part thereof. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee.

               SECTION 10.04. Trust Indenture for Benefit of Owner Trustee, Indenture Trustee, Owner Participant, Lessee, Note Holders and the Other Indenture Indemnitees.

               Nothing in this Trust Indenture, whether express or implied, shall be construed to give any Person other than the Owner Trustee, the Indenture Trustee, the Owner Participant, Lessee, the Indenture Indemnitees and the Note Holders, any legal or equitable right, remedy or claim under or in respect of this Trust Indenture.

               SECTION 10.05. Notices.

               Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Trust Indenture to be made, given, furnished or filed shall be in writing, personally delivered or mailed by certified mail, postage prepaid, or by facsimile or confirmed telex, and (i) if to the Owner Trustee, addressed to it at its office at 79 South Main Street, Salt Lake City, Utah 84111,
Attention: Corporate Trust Department (Telecopy No. (801) 246-5053), with a copy to the Owner Participant addressed as provided in clause (iii) below,
(ii) if to the Indenture Trustee, addressed to it at its office at 225 Asylum Street, Goodwin Square, Hartford, Connecticut 06103-1724, Attention:
Corporate Trust Administration (Telecopy No. (860) 244-1889), with a copy to State Street Corp., 2 Avenue de Lafayette, 6th Floor, Boston, Massachusetts 02111, Attention: Corporate Trust Department, Ruth A. Smith (Telecopy No. (617) 662-1461), (iii) if to any Participant, Lessee or any Note Holder, addressed to such party at such address as such party shall have furnished by notice to the Owner Trustee and the Indenture Trustee, or, until an address is so furnished, addressed to the address of such party (if any) set forth on the Schedule I to the Participation Agreement or in the Equipment Note Register. Whenever any notice in writing is required to be given by the Owner Trustee, any Participant or the Indenture Trustee or any Note Holder or Lessee to any of the other of them, such notice shall be deemed given and such requirement satisfied when such notice is received, or if such notice is mailed by certified mail, postage prepaid, three Business Days after being mailed, addressed as provided above. Any party hereto may change the address to which notices to such party will be sent by giving notice of such change to the other parties to this Trust Indenture.

               SECTION 10.06. Severability.

               Any provision of this Trust Indenture which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               SECTION 10.07. No Oral Modification or Continuing Waivers.

               No term or provision of this Trust Indenture or the Equipment Notes may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Owner Trustee and the Indenture Trustee, in compliance with Section 9.01 hereof. Any waiver of the terms hereof or of any Equipment Note shall be effective only in the specific instance and for the specific purpose given.

               SECTION 10.08. Successors and Assigns.

               All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the permitted successors and assigns of each, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Note Holder shall bind the successors and assigns of such holder. This Trust Indenture and the Trust Indenture Estate shall not be affected by any amendment or supplement to the Trust Agreement or by any other action taken under or in respect of the Trust Agreement, except that each reference in this Trust Indenture to the Trust Agreement shall mean the Trust Agreement as amended and supplemented from time to time to the extent permitted hereby, thereby and by the Participation Agreement. Each Note Holder by its acceptance of an Equipment Note agrees to be bound by this Trust Indenture and all provisions of the Participation Agreement applicable to a Loan Participant or a Note Holder.

               SECTION 10.09. Headings.

               The headings of the various Articles and Sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

               SECTION 10.10. Normal Commercial Relations.

               Anything contained in this Trust Indenture to the contrary notwithstanding, the Owner Trustee, the Indenture Trustee, any Participant or any bank or other Affiliate of such Participant may conduct any banking or other financial transactions, and have banking or other commercial relationships, with Lessee, fully to the same extent as if this Trust Indenture were not in effect, including without limitation the making of loans or other extensions of credit to Lessee for any purpose whatsoever, whether related to any of the transactions contemplated hereby or otherwise.

               SECTION 10.11. Governing Law; Counterpart Form.

               THIS TRUST INDENTURE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS TRUST INDENTURE IS BEING DELIVERED IN THE STATE OF NEW YORK. This Trust Indenture may be executed by the parties hereto in separate counterparts (or upon separate signature pages bound together into one or more counterparts), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

               SECTION 10.12. Voting By Note Holders.

               All votes of the Note Holders shall be governed by a vote of a Majority in Interest of Note Holders, except as otherwise provided herein.

               SECTION 10.13. Bankruptcy.

               It is the intention of the parties that the Owner Trustee, as lessor under the Lease (and the Indenture Trustee as assignee of the Owner Trustee hereunder), shall be entitled to the benefits of Section 1110 with respect to the right to take possession of the Aircraft, Airframe, Engines and Parts as provided in the Lease in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor, and in any instance where more than one construction is possible of the terms and conditions hereof or any other pertinent Operative Document, each such party agrees that a construction which would preserve such benefits shall control over any construction which would not preserve such benefits.

               SECTION 10.14. No Action Contrary to Lessee's Rights Under the Lease.

               Notwithstanding any of the provisions of this Trust Indenture or the Trust Agreement to the contrary, the Indenture Trustee will not take any action contrary to Lessee's rights under the Lease, including the right to possession and use of, and the quiet enjoyment of, the Aircraft, except in accordance with provisions of the Lease.


               IN WITNESS WHEREOF, the parties hereto have caused this Trust Indenture to be duly executed by their respective officers thereof duly authorized as of the day and year first above written.


                                      FIRST SECURITY BANK, NATIONAL
                                      ASSOCIATION, not in its individual
                                      capacity, except as expressly
                                      provided herein, but solely as Owner
                                      Trustee



                                      By:___________________________________
                                         Name:
                                         Title:



                                      STATE STREET BANK AND TRUST
                                      COMPANY OF CONNECTICUT,
                                      NATIONAL ASSOCIATION, as Indenture
                                      Trustee



                                      By:___________________________________
                                         Name:
                                         Title: